April 27, 2004

Securities and Exchange Commission
450 Fifth Street NW
Washington, DC 20549

Re:      The Parnassus Fund
         Post-Effective Amendment No. 23 to Registration Statement on Form N-1A 1940 Act File No. 811-4044
         1933 Act File No. 2-93131

Ladies and Gentlemen:

On behalf of the Parnassus Fund (the "Fund"), we are hereby transmitting electronically for filing pursuant to the Securities Act of 1933 (the "1933 Act") and the Investment Company Act of 1940, the Fund's Post-Effective Amendment No. 23 to its Registration Statement on Form N-1A, including exhibits. This Amendment has been marked to show changes from the Fund's Post-Effective Amendment No. 22 to its Registration Statement on Form N-1A.

         This Amendment is being filed pursuant to Rule 485(b) under the 1933 Act. Please contact the undersigned at 415-778-0200 with your comments or questions.

                                                    Very truly yours,

                                                    /s/ Jerome L. Dodson

                                                    Jerome L. Dodson

[GRAPHIC OMITTED][GRAPHIC OMITTED]                   FOLEY & LARDNER LLP
                                                     ATTORNEYS AT LAW

                                   777 East Wisconsin Avenue, Suite 3800
   April 26, 2004                  Milwaukee, Wisconsin  53202-5306
                                   414.271.2400 TEL
                                   414.297.4900  FAX
                                   www.foley.com

                                   WRITER'S DIRECT LINE
                                   414.297.5660
                                   rteigen@foley.com Email

                                   CLIENT/MATTER NUMBER
                                   035194-0102

Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, DC  20549

Re:      The Parnassus Fund
         File Nos. 2-93131 and 811-4004

Gentlemen:

Pursuant to Rule 485(b)(4), the undersigned, counsel for The Parnassus Fund, represents that Post-Effective Amendment No. 23 to Form N-1A Registration Statement of The Parnassus Fund does not contain disclosures which would render it ineligible to become effective pursuant to Rule 485(b).

                                                     Very truly yours,

                                                     /s/ Richard L. Teigen

                                                     Richard L. Teigen

                                                   1933 Act File No.: 2-93131
                                                   1940 Act File No.: 811-4044

                       Securities and Exchange Commission
                              Washington, DC 20549


                                    Form N-1A

                  REGISTRATION UNDER THE SECURITIES ACT OF 1933


                         Post Effective Amendment No. 23

                                     and/or

                  REGISTRATION UNDER THE INVESTMENT ACT OF 1940

                                Amendment No. 25

                        _____________________
--                      ----------------------

                               THE PARNASSUS FUND

               (Exact Name of Registrant as Specified in Charter)

                        One Market - Steuart Tower #1600
                             San Francisco, CA 94105

                     (Address of Principal Executive Office)

        Registrant's Telephone Number including Area Code: (415) 778-0200

                                Jerome L. Dodson
                        One Market - Steuart Tower #1600
                             San Francisco, CA 94105

                     (Name and Address of Agent for Service)
                                              ----------------------

                 It is proposed that this filing will become effective

      X On May 1, 2004 pursuant to paragraph (b) of Rule 485
    ----



               Title of Securities Being Registered..........Shares of
Beneficial Interest, no par value.

                                                     THE PARNASSUS Fund

                      The Fund that does well by doing good
-------------------------------------------------------------------------------
                                     (PARNX)
-------------------------------------------------------------------------------
                             Prospectus May 1, 2004
-------------------------------------------------------------------------------



                                 PROSPECTUS-MAY 1, 2004
The Parnassus Fund (the "Fund") is a mutual fund, managed by Parnassus Investments (the "Adviser") that invests in a diversified group of securities. The Fund's investment objective is to achieve long-term growth of capital. The Adviser chooses the Fund's investments using social as well as financial criteria. In general, the Adviser will choose investments that it believes will have a positive social impact.


                                TABLE OF CONTENTS
Investment Summary                    2   How to Purchase Shares             9
Performance Information               3   How to Redeem Shares              11
Fund Expenses                         4   Distributions and Taxes           13
The Legend of Mt. Parnassus           5   Financial Highlights              14
Investment Objective and Policies     6   General Information               15
Investment Risks                      7   Privacy Policies and Practices    15
The Adviser                           8


Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission (SEC), and the SEC has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                               INVESTMENT SUMMARY

Investment Objective and Principal Strategies
-------------------------------------------------------------------------------
The Parnassus Fund is a stock fund whose investment objective is to achieve long-term growth of capital. The Fund invests mainly in domestic stocks and subscribes to the "contrarian" strategy of investing. This means that the Fund's Adviser seeks stocks that are currently out of favor with the investment community, but which are financially sound and have good prospects for the future. To determine a company's prospects, the Adviser reviews the company's profit and loss statement, sales and earnings history, net cash flow and outlook for future earnings.
Although the Fund seeks to have almost all its assets invested in stocks or other equity securities, the Adviser will not invest in a company unless its stock is undervalued (i.e., selling at less than its intrinsic value as calculated by the Adviser). If the Adviser cannot find enough undervalued companies to complete a diversified portfolio, the Fund may invest a substantial portion of its assets in money-market instruments (i.e., "cash" or cash equivalents). In pursuing such a policy, the Fund is not involved in market-timing, but rather holding "cash" until it can find undervalued stocks. The Fund takes social as well as financial factors into account in making investment decisions. In general, the Parnassus Fund looks for companies that respect the environment, treat their employees well, have effective equal-employment-opportunity policies and good community relations as well as ethical business dealings. The Fund will not invest in companies that manufacture alcohol or tobacco products or are involved with gambling. The Fund also screens out weapons contractors and those that generate electricity from nuclear power.

Principal Risks of Investing in the Fund
-------------------------------------------------------------------------------
Investing in the Fund may result in a loss of money. When you sell your shares, they may be worth more or less than what you paid. The Fund's share price changes daily based on the value of its holdings. Stock markets are volatile, and stock values fluctuate in response to the fortunes of individual companies and in response to general market and economic conditions -- both here and abroad. The Fund's holdings can vary significantly from broad stock market indices. As a result, the Fund's performance can deviate from the performance of those indices. For best results, investors should have a long-term perspective and plan to hold their shares for at least three years. (Legally, shareholders may redeem at any time, but the Fund manager recommends a minimum three-year holding period.)

                             Performance Information
The bar chart below provides an indication of the risks of investing in the Parnassus Fund by showing changes in the Fund's performance from year to year over a ten-year period. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.


[GRAPHIC OMITTED][GRAPHIC OMITTED]

During the ten-year period shown in the bar chart, the highest return for a quarter was 44.6% (quarter ending December 31, 1998), and the lowest return for a quarter was a loss of 25.1% (quarter ending September 30, 2002). Below is a table comparing the performance of the Parnassus Fund with the S&P 500 Index and the average multi-cap core fund followed by Lipper, Inc. Figures are average annual returns for the one, five and ten-year periods ending December 31, 2003. The table and the bar chart are intended to demonstrate the risk of investing in the Fund by showing how the Fund's average annual total returns, before and after taxes, compare with a stock index and a group of similar mutual funds and also how the Fund's performance varies from year to year.

Average Annual Total Returns (all periods ending 12/31/03)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
                                           ONE YEAR   FIVE YEARS  TEN YEARS
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
S&P 500 Index                               28.68%      (0.56%)    11.04%
-----------------------------------------------------------------------------
Lipper Multi-Cap Core Average               29.89%       2.90%     10.16%
The Parnassus Fund
     Return before Taxes                    16.83%       6.43%      8.50%
-----------------------------------------------------------------------------
     Return after Taxes on Distributions    12.64%       3.40%      5.84%
-----------------------------------------------------------------------------
     Return after Taxes on Distributions and Sale of Fund Shares 8.28% 4.18% 6.09% Past performance is no guarantee of future returns. Investment return and principal will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

The Lipper Multi-Cap Core Average is the average return of all Multi-Cap Core Funds followed by Lipper (currently 619). Multi-Cap funds invest in companies of all sizes without concentrating on one particular range of market capitalization. Core funds typically have average ratios for price-to-earnings, price-to-book and sales-per-share growth.

The S&P 500 is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized index of common stock prices. The index reflects no deduction for fees, expenses or taxes. The Lipper Multi-Cap Core Average reflects deductions for fees and expenses, but no deductions for taxes or any sales charges that may apply. The Parnassus Fund return before taxes reflects deductions for fees and expenses. After-tax returns are calculated using the historical highest federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). The Fund's return after taxes on distribution and sale of fund shares may be highter than its returns after taxes on distributions because it may include a tax benefit resulting from a capital loss that would have been incurred. Prior to May 1, 2004, the Parnassus Fund charged a sales load of a maximum of 3.5% which is not reflected in the total return figures.



                                  FUND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (deducted from fund assets)
-------------------------------------------------------------------------------
Management Fees                                                          0.65%
Distribution (12b-1) Fees                                                  None
Other Operating Expenses                                                 0.38%
                                                                        ------
Total Annual Fund Operating Expenses 1.03% The example in this table is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5%* return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

            One Year    Three Years     Five Years      Ten Years
          ----------    -----------     ----------      ---------
             $105          $328           $569           $1,259


       * The 5% figure is an example that regulations require all mutual funds to use as an illustration. It should not be considered a representation of past or future performance. Actual performance and expenses may be more or less than those shown.

The expenses shown above are the total fees paid throughout the time period--not expenses you pay every year. For example, the $1,259 figure for ten years is not the annual expense figure, but the total cumulative expenses a shareholder would have paid for the entire ten-year period.



                           THE LEGEND OF MT. PARNASSUS
Parnassus is a mountain in central Greece whose twin peaks rise more than 8,000 feet above sea level. A dense forest covers the slopes of Mt. Parnassus, but the summit is rocky and, most of the time, covered with snow. The mountain plays a prominent role in Greek mythology because on its southern slope, overlooking the Gulf of Corinth, lies Delphi, site of the famous oracle. Originally, the oracle belonged to Gaia, the earth goddess. Later, Mother Earth was worshipped under the name Delphyne and she controlled the oracle along with her serpent-son, Python, and her priestess-daughters who controlled the rites. Eventually, the Greek god Apollo took over the site, doing away with Python, but keeping the priestesses.
The most "Greek" of the gods, Apollo represented enlightenment and civilization and presided over the establishment of cities. Identified with the development of Greek codes of law, Apollo was also the god of light, a master musician and a skilled archer. Legend has it that Python, an enormous serpent raised in the caves of Mt. Parnassus, controlled the site of Delphi. When Apollo, representing civilization, challenged Python, representing anarchy, there was a heroic struggle, but the god finally killed the dragon by shooting a hundred arrows into its body.
There were many oracles in ancient Greece, but only the one at Delphi achieved a record of reliability. Apollo's temple at Delphi soon became an enormous storehouse of treasures that were gifts of those who had consulted the oracle. The oracle communicated through the voice of a priestess who spoke while in a trance. The priests of Delphi, who interpreted the sayings of the priestess, obtained a great deal of knowledge and information from talking to the people who came from all over the Greek world to consult at the shrine of Apollo. Quite often, the oracle went against the prevailing wisdom of the time and, frequently, the proud were humbled and the lowly were justified.

                        INVESTMENT OBJECTIVE AND POLICIES

Objective
--------------------------------------------------------------------------------
The Fund's investment objective is to achieve long-term growth of capital. The Fund will attempt to achieve this objective by investing primarily in "equity securities" of companies of various sizes based on the criteria described below. "Equity securities" consist of common stocks or securities that can be converted into common stocks, which include convertible bonds, convertible preferred stock and warrants. There can be no assurance that the Fund will achieve its objective.

Selection Process
--------------------------------------------------------------------------------
In general, the Fund's Adviser uses three basic criteria in identifying equity securities eligible for the Fund's portfolio:

       1)the security is selling at a price below its intrinsic value as calculated by the Adviser (contrarian principle);

       2) the issuer is financially sound with good prospects for the future (financial principle); and 3) the company, in the Adviser's judgment, meets the social criteria described below (social principle).Once a security is purchased, however, the Adviser may continue to hold it even if it is no longer undervalued.

Social Policy
--------------------------------------------------------------------------------
     The Adviser looks for certain social policies in the companies in which the Fund invests. These social policies are: (1) treating employees fairly; (2) sound environmental protection policies; (3) a good equal-employment-opportunity program; (4) quality products and services; (5) a record of civic commitment; and (6) ethical business practices. Obviously, no company will be perfect in all categories, but the Adviser makes value judgments in deciding which companies best meet the criteria.

Although the Fund emphasizes positive reasons for investing in a company, our operating policies call for excluding companies that manufacture alcohol or tobacco products or are involved with gambling. The Fund also screens out weapons contractors and those that generate electricity from nuclear power. The social criteria of the Parnassus Fund limit the availability of investment opportunities. However, the Trustees and the Adviser believe that there are sufficient investments available that can meet the Fund's social criteria and still enable the Fund to provide a competitive rate of return.

Other Policies
-------------------------------------------------------------------------------
     The Fund may invest up to 15% of its total assets in foreign securities and up to 5% of its total assets in warrants. The Fund also may invest up to 5% of its assets in community-development loan funds, such as those that provide financing for small business and for low and moderate-income housing. The Fund will not make loans to a project itself, but rather will invest money in an intermediary community loan fund. The Fund may invest in obligations issued by community loan funds at below-market interest rates if the projects financed have a strong, positive social impact. Generally, there is no secondary market, and thus no liquidity, for these investments. Also, community loan funds do not have the same kind of resources as do large commercial enterprises. In general, the Fund seeks to invest in community organizations that have had a successful record in making these kinds of loans and that are deemed creditworthy by the Adviser.

Under normal circumstances, the Fund will have virtually all of its assets invested in equity securities. However, in response to adverse market, economic or political conditions, for temporary defensive purposes or pending the investment of the proceeds from sale of shares of the Fund or sale of portfolio securities, or for other reasons at the discretion of the Adviser, all or part of the assets may be invested in money-market instruments or in investment-grade, long-term debt securities.


                                INVESTMENT RISKS
All investments involve risk and investing in the Fund is no exception. Because the Fund invests primarily in equity securities, there is the risk that individual stocks owned by the Fund could lose value. Also, the equity markets as a whole could go down, resulting in a decline in value of the Fund's investments. Changes in economic or political conditions, both domestic and international, may result in a decline in value of the Fund's investments. Investing heavily in money-market instruments or investment-grade, long-term debt securities limits the Fund's ability to achieve capital appreciation, but can help preserve the Fund's assets when the equity markets are unstable. Foreign securities are affected by foreign markets, economics and political systems, which may not be as stable as in the U.S. Also, changing values of foreign currencies can cause losses, and foreign securities may be less liquid than U.S. stocks and bonds. Differences in foreign laws, accounting standards, public information, custody and settlement practices provide less reliable information on foreign investments and involve more risks. For risks of investing in community loan funds and money-market instruments, see the caption "Other Policies" above.

                                   THE ADVISER
Parnassus Investments (the "Adviser"), One Market-Steuart Tower #1600, San Francisco, California 94105, acts as investment adviser to the Fund, subject to the control of the Fund's Board of Trustees. It supervises and arranges the purchase and sale of securities held in the the Fund's portfolio. The Adviser has had 19 years of experience managing the Fund.
Jerome L. Dodson, 60, President and Trustee of the Parnassus Fund, is also President of Parnassus Investments. From 1975 to 1982, Mr. Dodson served as President and Chief Executive Officer of Continental Savings and Loan Association in San Francisco. From 1982 to 1984, he was President of Working Assets Money Fund. He is a graduate of the University of California at Berkeley and of Harvard University's Graduate School of Business Administration where he received an MBA. Mr. Dodson has been the Fund's portfolio manager since its inception in 1984. He is also President and Trustee of the Parnassus Income Trust.
The Fund, under an Investment Advisory Agreement (the "Agreement") between the Fund and the Adviser, pays the Adviser a fee. The fee is computed and payable at the end of each month. The following annual percentages of the Fund's average daily net assets are used: 1.00% of the first $10 million in assets; 0.75% of the amount above $10 million in assets up to $30 million; 0.70% of the amount above $30 million up to $100 million; 0.65% of the amount above $100 million up to $200 million; and 0.60% of the amount above $200 million. For 2003, the Fund paid the Adviser a fee of $2,236,904 or 0.65% of its average daily net assets.

                             HOW TO PURCHASE SHARES

Direct Purchase of Shares
--------------------------------------------------------------------------------
To purchase shares, an investor should complete and mail the application form along with a check payable to The Parnassus Fund. It should be sent to the Fund at the following address.
                                 The Parnassus Fund
                                 One Market-Steuart Tower #1600
                                 San Francisco, California 94105
     An initial investment must be at least $2,000 except for certain employee benefit plans or tax qualified retirement plans (such as IRAs or SEPs), Parnassus Automatic Investment Plan (PAIP) and accounts opened pursuant to the Uniform Gifts to Minors Act ("UGMA") or Uniform Transfers to Minors Act ("UTMA"), which have a $500 minimum. Additional investments for all accounts must be at least $50. Parnassus Investments reserves the right to reject any order. With additional investments, shareholders should write the name and number of the account on the check. Checks do not need to be certified, but are accepted subject to collection and must be drawn in United States dollars on United States banks. If received before 1:00 p.m. San Francisco time, investments will be processed at the net asset value calculated on the same business day they are received. If an investment is received after 1:00 p.m. San Francisco time, it will be processed on the next business day. A fee of $15.00 will be assessed if a check is returned to us unpaid due to insufficient funds, stop payment or for any other reason.



Purchasing Shares from Broker-dealers, Financial Institutions and Others
------------------------------------------------------------------------------
Some broker-dealers may sell shares of the Fund. These broker-dealers may charge investors a fee either at the time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to the Fund or the Adviser. Some broker-dealers may purchase and redeem shares on a three-day settlement basis.

The Fund may enter into agreements with broker-dealers, financial institutions or other service providers ("Servicing Agents") that may include the Fund as an investment alternative in the programs they offer or administer. Servicing agents may:

       o Become shareholders of record of the Fund. This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agent. This also means that purchases made through Servicing Agents are not subject to the Fund's minimum purchase requirement.

       o Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Fund.

       o Charge fees to their customers for the services they provide them. Also, the Fund and/or the Adviser may pay fees to Servicing Agents to compensate them for the services they provide their customers.

       o Be allowed to purchase shares by telephone with payment to follow the next day. If the telephone purchase is made prior to the close of regular trading on the New York Stock Exchange, it will receive same day pricing.

       o Be authorized to accept purchase orders on the Fund's behalf (and designate other Servicing Agents to accept purchase orders on the Fund's behalf). If the Fund has entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to accept purchase orders on the Fund's behalf, then all purchase orders received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern time will receive that day's net asset value, and all purchase orders received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern time will receive the next day's net asset value.
If you decide to purchase shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent. When you purchase shares of the Fund through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Fund on a timely basis. If the Servicing Agent does not, or if it does not pay the purchase price to the Fund within the period specified in its agreement with the Fund, it may be held liable for any resulting fees or losses.

Other Information
--------------------------------------------------------------------------------
The Fund also offers additional services to investors including plans for the systematic investment and withdrawal of money as well as IRA, ROTH IRA and SEP plans. Information about these plans is available from Parnassus Investments. There is no sales charge for the purchase of Fund shares, but investors may be charged a transaction or other fee in connection with purchases or redemptions of Fund shares on their behalf by an investment adviser, a brokerage firm or other financial institution.


Purchases Via Parnassus Automatic Investment Plan (PAIP)
-------------------------------------------------------------------------------
After making an initial investment to open a Fund account ($500 minimum), a shareholder may purchase additional Fund shares ($50 minimum) via the PAIP. On a monthly or quarterly basis, your money will automatically be transferred from your bank account to your fund account on the day of your choice (3rd or 18th day of the month). You can elect this option by filling out the PAIP section on the new account form. For further information, call the Fund and ask for the free brochure called "Automatic Investing and Dollar-Cost Averaging." A fee of $15.00 will be assessed if the automatic purchase cannot be made due to insufficient funds, stop payment or for any other reason.

Net Asset Value
--------------------------------------------------------------------------------
The net asset value (NAV) for the fund will usually be calculated on every day the New York Stock Exchange (NYSE) is open for trading ("business day") and on any other day there is a sufficient degree of trading in investments held by the Fund to affect the net asset value. The NYSE is closed on national holidays and Good Friday. The NAV of the fund will usually be calculated as of the close of trading on the NYSE, usually 4:00 p.m. Eastern time. The NAV may not be determined on any day that there are no transactions in shares of the Fund. The net asset value per share is the value of a fund's assets, less its liabilities, divided by the number of outstanding shares of that fund. In general, the value of a fund's portfolio securities is the market value of such securities. However, securities and other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Adviser under procedures established by and under the general supervision and responsibility of the Fund's Board of Trustees. See the Statement of Additional Information for details.

                              HOW TO REDEEM SHARES
You may sell or redeem your shares by offering them for "repurchase" or "redemption" directly to the Fund. To sell your shares to the Fund (that is, to redeem your shares), you must send your written instructions to the Fund at One Market-Steuart Tower #1600, San Francisco, California 94105. You may also send your redemption instructions by FAX to (415) 778-0228 if the redemption is less than $25,000. Your shares will be redeemed at the NAV next determined after receipt by the Fund of your written instructions in proper form. Give your account number and indicate the number of shares or the dollar amount you wish to redeem. All owners of the account must sign the redemption request unless the account application states that only one signature is necessary for redemptions. All redemption checks must be sent to the address of record on the account. The Fund must have a change-of-address on file for 30 days before we send redemption or distribution checks to the new address. Otherwise, we require a signature guarantee or the check must be sent to the old address. If you wish to have the redemption proceeds sent by wire transfer or by overnight mail, there will be a charge of $15 per transaction. Wiring funds will require a signature guarantee unless wiring instructions were previously filed with the Fund. The Fund usually requires additional documents when shares are registered in the name of a corporation, agent or fiduciary or if you are a surviving joint owner. In the case of a corporation, we usually require a corporate resolution signed by the secretary. In the case of an agent or fiduciary, we usually require an authorizing document. In the case of a surviving joint owner, we usually require a copy of the death certificate. Contact the Fund by phone at (800) 999-3505 if you have any questions about requirements for redeeming your shares.


If the Fund has received payment for the shares you wish to redeem and you have provided the instructions and any other documents needed in correct form, the Fund will promptly send you a check for the proceeds from the sale. Ordinarily, the Fund must send you a check within seven days unless the NYSE is closed for days other than weekends or holidays. However, payment may be delayed for any shares purchased by check for a reasonable time (not to exceed 15 days from the date of such purchase) necessary for the Fund to determine that the purchase check will be honored.

Exchange Privileges. The proceeds of a redemption of shares can be used to purchase shares of another fund of the Parnassus Income Trust. There is no limit on the number or dollar amount of exchanges. The Fund reserves the right to modify or eliminate this exchange privilege in the future. The exchange privilege is only available in states where the exchange may be legally made. The exchange of shares is treated as a sale, and an exchanging shareholder may, therefore, realize a taxable gain or loss.

Telephone Transfers. Shareholders who elect to use telephone transfer privileges must so indicate on the account application form. The telephone transfer privilege allows a shareholder to effect exchanges from a fund into an identically registered account in another fund managed by Parnassus Investments. Neither the Fund nor Parnassus Investments will be liable for following instructions communicated by telephone reasonably believed to be genuine; a loss to the shareholder may result due to an unauthorized transaction. The Fund and the transfer agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine.

     Procedures may include one or more of the following: recording all telephone calls requesting telephone exchanges, verifying authorization and requiring some form of personal identification prior to acting upon instructions and sending a statement each time a telephone exchange is made. The Fund and Parnassus Investments may be liable for any losses due to unauthorized or fraudulent instructions only if such reasonable procedures are not followed. Of course, shareholders are not obligated in any way to authorize telephone transfers and may choose to make all exchanges in writing. The telephone exchange privilege may be modified or discontinued by the Fund at any time upon 60 days' written notice to shareholders.

Redemption of Small Accounts. The Trustees may, in order to reduce the expenses of the Fund, redeem all of the shares of any shareholder whose account is worth less than $500 as a result of a redemption. This will be done at the NAV determined as of the close of business on the business day preceding the sending of such notice of redemption. The Fund will give shareholders whose shares are being redeemed 60 days' prior written notice in which to purchase sufficient shares to avoid such redemption.
How to Redeem (Sell) Shares through Servicing Agents. If your shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent. Contact the Servicing Agent for instructions on how to do so. Servicing Agents may charge you a fee for this service.
     If the Fund has entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to accept redemption requests on behalf of the Fund, then all redemption requests received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern time will receive that day's net asset value, and all redemption requests received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern time will receive the next day's net asset value.

                             DISTRIBUTIONS AND TAXES
All dividends from net investment income together with distributions of short-term capital gains (collectively, "income dividends"), will be taxable as ordinary income to shareholders (although a portion may be taxed at the lower rate applicable to qualified dividend income) even though paid in additional shares. Any net long-term capital gains ("capital-gain distributions") distributed to shareholders are taxable as such. Tax-exempt and tax-deferred shareholders, of course, will not be required to pay taxes on any amount paid to them. Holders of IRAs and other tax-deferred retirement accounts are not required to pay taxes until distribution. (Tax-exempt retirement accounts, of course, never have to pay taxes.) Income dividends and capital-gain distributions will ordinarily be paid once a year, and they are taxable in the year received. For the convenience of investors, all payments are made in shares of the Fund. Shareholders who prefer to receive payment of income dividends and/or capital-gain distributions in cash should notify the Fund at least five days prior to the payment date. An exchange of the Fund's shares for shares of another fund will be treated as a sale of the Fund's shares for tax purposes, and any gain on the transaction may be subject to state and federal income tax. Annually, you will receive on IRS Form 1099 the dollar amount and tax status of all distributions you received. The Fund may be required to impose backup withholding at a rate of 28% from any income dividends and capital-gain distributions. Shareholders can eliminate any backup-withholding requirements by furnishing certification of U.S. taxpayer identification numbers for reporting dividends. To the extent that income dividends are derived from qualifying dividends paid by domestic corporations whose shares are owned by the Fund, such dividends, in the hands of the Fund's corporate shareholders, will be eligible for the 70% dividends received deduction. Individuals do not qualify for this deduction -- only corporations. The capital gain distribution is usually made in November of each year and the income dividend in December. If an investor purchases shares just before the distribution date, he or she will be taxed on the distribution even though it's a return of capital to the investor.

                              FINANCIAL HIGHLIGHTS
This section provides further details about the Fund's financial history. "Total return" shows the percentage that an investor would have earned or lost during a given period, assuming all dividends were reinvested. The Fund's independent accountants, Deloitte & Touche LLP, audited these figures. Their full report is included in the Fund's annual report. Selected data for each share of capital stock outstanding, total return and ratios/supplemental data for each of the five years in the year ended December 31 are as follows:

                                                            2003       2002      2001      2000      1999
----------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                     $ 25.79    $ 36.99   $ 39.22   $ 50.67  $ 36.24
Income (loss) from investment operations:
Net investment income (loss)                                0.02       0.14     0.68       0.07    (0.21)
Net realized and unrealized gain (loss) on securities       4.32    (10.51)      2.39      0.68    17.29
---------------------------------------------------------------------------------------------------------
     Total income (loss) from investment operations         4.34    (10.37)      3.07      0.75     17.08
----------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                      (0.08)         .--   (0.56)    (0.08)        .--
Distributions from net realized gain on securities            .--    (0.83)    (4.74)   (12.12)    (2.65)
----------------------------------------------------------------------------------------------------------
     Total distributions                                  (0.08)     (0.83)    (5.30)   (12.20)   (2.65)
----------------------------------------------------------------------------------------------------------
Net asset value at end of period                         $ 30.05    $ 25.79   $ 36.99   $ 39.22   $ 50.67
----------------------------------------------------------------------------------------------------------
Total overall return                                      16.83%   (28.05%)     7.84%     1.98%    47.74%
Ratios/supplemental data:
Ratio of expenses to average net assets                    0.99%      1.00%     1.00%     0.92%     1.07%
Decrease reflected in the above expense ratios
     due to fees paid indirectly                           0.04%      0.06%        --        --        --
Ratio of net investment income (loss) to
     average net assets                                    0.07%      0.45%     1.73%     0.12%   (0.50%)
Portfolio turnover rate                                   61.33%    142.04%   127.43%   120.58%    65.70%
Net assets, end of year (000's)                         $369,555   $303,207  $405,536  $360,809  $363,817

Note: This information is taken from financial statements audited by Deloitte & Touche LLP that were published in the Fund's 2003 annual report.



                               GENERAL INFORMATION
Deloitte & Touche LLP, 50 Fremont Street, San Francisco, California 94105, has been selected as the Fund's independent auditors.

Union Bank of California, 475 Sansome Street, San Francisco, California 94111, has been selected as the custodian of the Fund's assets.

Parnassus Investments, One Market-Steuart Tower #1600, San Francisco, California 94105, is the Fund's transfer agent and accounting agent. Jerome L. Dodson, the Fund's President, is the majority stockholder of Parnassus Investments.


            PRIVACY POLICIES AND PRACTICES (not part of the prospectus) Parnassus is committed to maintaining the confidentiality, integrity and security of personal information entrusted to us by current and potential financial service customers. We have always treated personal information as confidential and want you to be aware of our privacy policies.

We obtain non-public personal information about you from the following sources:
Information we receive from you on applications or other forms and information about your transactions with us, our affiliates or others.

We restrict access to non-public personal information about you to those employees who need to know that information to provide products or services to you. Parnassus employees are subject to a strict employment policy regarding confidentiality.


We do not disclose any non-public personal information about our customers or former custo-mers to anyone except as required by law. However, we may provide such information to third parties in the course of servicing your account, such as identity-verification service providers. Relationships with these parties shall be pursuant to a non-disclosure agreement, protecting the release of shareholder information. We may disclose information to non-affiliated parties if compelled by law, such as responding to a subpoena, preventing fraud or complying with an inquiry by a government agency or regulator. Parnassus may use personal information for the purpose of offering or furnishing products and services. Third parties may be used to help prepare notices of these offerings. However, names and addresses are never given or sold to third parties for any outside use.


We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your non-public personal information. Under strict confidence, a backup database of Parnassus customers and accounts is maintained at an outside facility.

Please call us if you have any questions regarding our privacy policy.

 The Parnassus Fund
One Market-Steuart Tower #1600
San Francisco, California 94105
415-778-0200
800-999-3505
www.parnassus.com

Investment Adviser
Parnassus Investments
One Market-Steuart Tower
Suite #1600
San Francisco, California 94105

Legal Counsel
Foley & Lardner LLP
777 E. Wisconsin Avenue
Milwaukee, WI 53202


Independent
Auditors
Deloitte & Touche LLP
50 Fremont Street
San Francisco, California 94105

Distributor
Parnassus Investments
One Market-Steuart Tower
Suite #1600
San Francisco, California 94105

You can obtain additional information about the Parnassus Fund. A Statement of Additional Information (SAI) dated May 1, 2004 has been filed with the SEC and is incorporated in this prospectus by reference (i.e., legally forms a part of the prospectus). The Fund also publishes an annual, a semiannual and two quarterly reports each year that discuss the Fund's holdings and how recent market conditions as well as the Fund's investment strategies affected performance. For a free copy of any of these documents or to ask questions about the Fund, call Parnassus Investments at (800) 999-3505.

The SAI, the Fund's annual, semiannual and quarterly reports and other related materials are also available on the SEC's Internet Web site (http://www.sec.gov). You can also obtain copies of this information upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the Fund, including the SAI, at the SEC's Public Reference Room in Washington, D.C. or make an electronic request at publicinfo@sec.gov. Call (202) 942-8090 for information on the operation of the SEC's Public Reference Room. The Investment Company Act of 1940 File Number for the Parnassus Fund is 811-4044..

                               The Parnassus Fund
                                   One Market
                               Steuart Tower #1600
                             San Francisco, CA 94105
                                 (800) 999-3505




                 STATEMENT OF ADDITIONAL INFORMATION May 1, 2004



The Parnassus Fund (the "Fund") is a diversified, open-end management investment company. Parnassus Investments is the Fund's adviser.

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Fund's Prospectus dated May 1, 2004. The Fund's audited financial statements for the fiscal year ended December 31, 2003 are incorporated by reference to the Fund's Annual Report to shareholders dated December 31, 2003. You may obtain a free copy of the Prospectus or the Annual Report by calling the Fund at (800) 999-3505.



                                TABLE OF CONTENTS


                                                              Page

         Investment Objective and Policies                    B-2
         Management                                           B-4
         Standing Audit Committee                             B-8
         The Adviser                                          B-8
         Net Asset Value                                      B-11
         Shareholder Services                                 B-12
         Distributions and Taxes                              B-12
         General                                              B-12
         Financial Statements                                 B-13

                       Investment Objectives and Policies

     The investment objective of the Fund is to realize long-term growth of capital. The Fund's principal strategies with respect to the composition of its portfolio are described in the prospectus.

Investment Restrictions

     The Fund has adopted the following restrictions (in addition to those indicated in the prospectus) as fundamental policies which may not be changed without the approval of the holders of a "majority" (as defined in the Investment Company Act of 1940 (the "1940 Act")) of the Fund's outstanding shares. A vote of the holders of a "majority" (as so defined) of the Fund's outstanding shares means a vote of the holders of the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares.

The Fund may not:

   (1) With respect to 75% of its total net assets, purchase any security, other than obligations of the U.S. Government, its agencies or instrumentalities ("U.S. Government securities"), if as a result: (i) more than 5% of the Fund's total net assets would then be invested in securities of a single issuer or (ii) the Fund would hold more than 10% of the outstanding voting securities of any one issuer.

   (2) Purchase any security if, as a result, the Fund would have 25% or more of its net assets (at current value) invested in a single industry.

   (3) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions).

   (4) Make short sales of securities, purchase on margin or purchase puts, calls, straddles or spreads.

   (5) Issue senior securities, borrow money or pledge its assets except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 10% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings. The Fund will not make additional purchases while borrowings are outstanding.

   (6) Buy or sell commodities or commodity contracts including futures contracts or real estate, real estate limited partnerships or other interests in real estate although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate.

   (7) Act as underwriter except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

   (8) Participate on a joint (or joint and several) basis in any trading account in securities.

   (9) Invest in securities of other registered investment companies except that the Fund may invest up to 10% of its assets (taken at current value) in other funds, but no more than 5% of its assets in any one fund. The Fund may not own more than 3% of the outstanding voting shares of any one fund except as part of a merger, consolidation or other acquisition.

   (10) Invest in interests in oil, gas or other mineral exploration or development programs or in oil, gas or other mineral leases although it may invest in the common stocks of companies which invest in or sponsor such programs.

   (11) Make loans, except through repurchase agreements; however, the Fund may engage in securities lending and may also acquire debt securities and other obligations consistent with the Fund's investment objective and its other investment policies and restrictions. Investing in a debt instrument that is convertible into equity or investing in a community loan fund is not considered the making of a loan.

Portfolio Turnover


     For 2003, the portfolio turnover rate for the Parnassus Fund was 61.33% compared to 142.04% in 2002. The Fund's portfolio turnover rate dropped substantially in 2003 because the rate in 2002 was extraordinarily high since the Fund went from a substantial cash position to substantially invested in 2002.


Operating Policies

     The Fund has adopted the following operating policies which may be changed by a vote of the majority of the Fund's Trustees:

(1) The Fund may purchase warrants up to a maximum of 5% of the value of its total net assets.

(2) The Fund may not hold or purchase foreign currency, except as may be necessary in the settlement of foreign securities transactions.

(3) It is the position of the Securities and Exchange Commission ("SEC") (and an operating although not a fundamental policy of the Fund) that the Fund may not make certain illiquid investments if thereafter more than 15% of the value of its net assets would be so invested. Investments included in this 15% limit are: (i) those which are restricted, i.e., those which cannot freely be sold for legal reasons; (ii) fixed time deposits subject to withdrawal penalties (other than overnight deposits); (iii) repurchase agreements having a maturity of more than seven days; and (iv) investments for which market quotations are not readily available. However, the 15% limit does not include obligations which are payable at principal amount plus accrued interest within seven days after purchase or commercial paper issued under section 4 (2) of the Securities Act of 1933, as amended ("1933 Act"), or securities eligible for resale under Rule 144A of the 1933 Act that have been determined to be liquid pursuant to procedures adopted by the Board of Trustees.


Foreign Securities

     The Fund may purchase foreign securities up to a maximum of 15% of the value of its total net assets. Such investments increase a portfolio's diversification and may enhance return, but they also involve some special risks such as: exposure to potentially adverse local political and economic developments; nationalization and exchange controls; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement and regulatory practices that differ from U.S. standards; and the chance that fluctuations in foreign exchange rates will decrease the investment's value (favorable change can increase its value). The Fund may also invest up to 5% of its total net assets in venture capital limited partnerships. These investments will not be liquid and will likely involve a higher degree of risk than most portfolio securities.

Repurchase Agreements

     The Fund may purchase the following securities subject to repurchase agreements: certificates of deposit, certain bankers' acceptances and securities which are direct obligations of, or that are fully guaranteed as to principal, by the United States or any agency or instrumentality of the United States. A repurchase transaction occurs when at the time the Fund purchases a security, the Fund also resells it to the vendor (normally a commercial bank or a broker-dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed-upon date in the future. Such securities, including any securities so substituted, are referred to as the "Resold Securities." The Adviser will consider the creditworthiness of any vendor of repurchase agreements and continuously monitor the collateral so that it never falls below the resale price. The resale price is in excess of the purchase price in that it reflects an agreed-upon market interest rate effective for the period of time during which the Fund's money is invested in the Resold Securities. The majority of these transactions run from day to day and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund is subject to the risk that the vendor may not pay the agreed-upon sum upon the delivery date.

     If there is a default, the Resold Securities constitute collateral for the repurchase obligation and will be promptly sold by the Fund. However, there may be delays and costs in establishing the Fund's rights to the collateral and the value of the collateral may decline. The Fund will bear the risk of loss in the event that the other party to the transaction defaults on its obligation and the Fund is delayed or prevented from exercising its right to dispose of the underlying securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its rights.

     Repurchase agreements can be considered as loans "collateralized" by the Resold Securities (such agreements being defined as "loans" in the 1940 Act). The return on such "collateral" may be more or less than that from the repurchase agreement. The Resold Securities will be marked to market every business day so that the value of the "collateral" is at least equal to the value of the loan including the accrued interest earned thereon. All Resold Securities will be held by the Fund's custodian either directly or through a securities depository.


Lending Portfolio Securities

     To generate additional income, the Fund may lend its portfolio securities to broker-dealers, banks or other institutional borrowers of securities. The Fund must receive 102% collateral in the form of cash or U.S. Government securities. This collateral will be valued daily. Should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest received on such securities. Although the borrower must pledge collateral in the form of cash or U.S. Government securities, the Fund may invest the collateral in U.S. government securities or short-term, high-quality money market instruments with maturities of 397 days or less. The Fund's social investing criteria may not be applied to investments made with the collateral. While the Fund does not have the right to vote securities that are on loan, the Fund intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. The borrower can repay the loan at any time and the Fund can demand repayment at any time.



                                   MANAGEMENT

     The Fund's Board of Trustees decides matters of general policy and supervises the activities of the Fund's Adviser. All Trustees serve indefinite terms and they all oversee four portfolios (funds) in the Parnassus complex. The Fund's officers conduct and supervise the daily business operations of the Fund. The Trustees and Officers of the Fund are as follows:



                              INDEPENDENT TRUSTEES


                                                                                                Current            Number of
                                                                                             Directorships       Portfolios in
                                                                                              Outside the      Parnassus Complex
                                  Position       Length of        Principal Occupation         Parnassus      Overseen by Trustee
                                                                                                                          -------
    Name, Address and Age         with Fund     Time Served      During Past Five Years         Complex

Herbert A. Houston, 60             Trustee       Since 1998    Chief Executive Officer of                              4
Parnassus Investments                                          the Haight Ashbury Free
One Market                                                     Clinics, Inc. 1987-1998.
Steuart Tower #1600                                            President of Houston
San Francisco, CA  94105                                       Enterprises, LLC, a
                                                               holding company for four
                                                               small businesses.
                                                               1998-prsent

Donald V. Potter, 58               Trustee       Since 2002    President and owner of                                  4
Parnassus Investments                                          Windermere Associates, a
One Market                                                     consulting firm
Steuart Tower #1600                                            specializing in business
San Francisco, CA  94105                                       strategy.

"Independent" Trustees are Trustees who are not deemed to be "interested persons" of the Fund as defined in the 1940 Act.


                               INTERESTED TRUSTEE

                                                                                                  Current         Number of
                                                                                               Directorships    Portfolios in
                                                                     Principal Occupation       Outside the       Parnassus
                                                     Length of      During Past Five Years       Parnassus         Complex
    Name, Address and Age           Officers        Time Served                                   Complex       Overseen by
    ---------------------           --------        -----------                                   -------
                                                                                                                   Trustee
Jerome L. Dodson, 60 *            President and      Since 1984    President and Director                             4
Parnassus Investments                Trustee                       of Parnassus Investments
One Market                                                         since June of 1984.
Steuart Tower #1600
San Francisco, CA  94105

                                                           Officers

Bryant Cherry, 39                Vice President                    Vice President and
One Market                        and Treasurer                    Treasurer of Parnassus
Steuart Tower #1600                                                Investments since 2000.
San Francisco, CA  94105                                           Independent research
                                                                   analyst 1998-1999.

Susan Loughridge, 55             Vice President                    Vice President and
One Market                                                         Shareholder Services
Steuart Tower #1600                                                Manager of Parnassus
San Francisco, CA  94105                                           Investments since 1993.

Todd Ahlsten, 32                 Vice President                    Financial Analyst and
One Market                                                         Director of Research at
Steuart Tower #1600                                                Parnassus Investments
San Francisco, CA  94105                                           since 1995.

Richard D. Silberman, 66            Secretary                      Attorney specializing in
1431 Grant Street                                                  business law.  Private
Berkeley, CA 94703                                                 practice.

Stephen J. Dodson, 26           Chief Compliance                   Financial Analyst with
One Market                         Officer and                     Morgan Stanley
Steuart Tower #1600                 Assistant                      1999-2001. Associate
San Francisco, CA 94105             Secretary                      with Advent
                                                                   International, a venture
                                                                   capital firm 2001-2002.
                                                                   Executive with Parnassus
                                                                   Investments 2002-Present.

*        "Interested"  Trustee as defined in the 1940 Act because of his  ownership in Parnassus  Investments,  the
         Fund's Adviser.

The Fund pays each of its Independent Trustees annual fees in addition to reimbursement for certain out-of-pocket expenses. The Fund has no retirement or pension plan for its Trustees.

The following table sets forth the aggregate compensation paid by the Fund and the Board of any other investment companies managed by Parnassus Investments (the Fund Complex) for the calendar year ended December 31, 2003.

                               Compensation Table

                     Aggregate    Pension Or Retirement       Total Compensation
                    Compensation  Benefits Accrued As Part    From Fund and Fund
Name and Position(1)  From Fund    of Fund Expenses              Complex Paid to
                                                                   Trustees


Herbert A. Houston    $7,500           None                         $12,000
Donald V. Potter      $7,500           None                         $12,000

(1) Trustees who are interested do not receive compensation from the Fund.

The Fund pays each of its Trustees who is not affiliated with the Adviser or the Distributor annual fees of $7,500 in addition to reimbursement for certain out-of-pocket expenses. Dollar Amount of Holdings in the Parnassus Funds by Trustees and Officers as of 12-31-03.

Name       Parnassus    Equity   Fixed-Income    California       Total in
             Fund       Income                   Tax-Exempt       All Funds
----       ---------    -------  ------------  ---------------   ------------
J. Dodson        D         C         A                A                D
H. Houston       B         A        None             None              B
D. Potter        B        None      None             None              B


Key
A - $1 - $10,000                    C - $50,001 - $100,000
B - $10,001 - $50,000               D - Over $100,000


Code of Ethics

     Both the Parnassus Fund and the Parnassus Income Trust have a code of ethics under rule 17j-1 of the Investment Company Act. Parnassus Investments is also subject to this code. The code allows personnel subject to it to invest in securities with preclearance subject to certain restrictions. They may also invest in securities held by the Parnassus Funds, but they cannot trade in those securities during the blackout period which is five days before and five days after any Parnassus fund trades in that security or considers a trade in that security.

Proxy Voting

     Proxy voting policies and procedures for the Parnassus Fund and the Parnassus Equity Income Fund are included as Exhibit I attached to this Statement of Additional Information. The actual voting records for the two funds are available on the Parnassus website (www.parnassus.com) and on the website of the Securities and Exchange Commission (SEC) at www.sec.gov. The SEC website contains information regarding how the funds voted portfolio securities during the most recent 12-month period ended June 30, while the Parnassus website give the votes in real time, i.e. immediately after a vote has been cast.
                                       B-7

Control Persons


     As of March 31, 2004, National Financial Services Corporation, 200 Liberty Street, New York, NY 10281 owned 6.7% of the outstanding securities of the Fund of record, but beneficial interest belonged to others. Trustees and Officers of the Parnassus Fund owned 1.2% of the outstanding shares.


Standing Audit Committee

     The Audit Committee consists of Herbert A. Houston and Donald V. Potter. The responsibilities of the Audit Committee are to assist the Board of Trustees in overseeing the Fund's independent public accountants, accounting policies and procedures, and other areas relating to the Fund's auditing process. The function of the Audit Committee and the Board of Trustees is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control and the independent public accountants' responsibility to plan and carry out a proper audit. The independent public accountants are responsible to the Board of Trustees and the Audit Committee. The Audit Committee met four times during the fiscal year ended December 31, 2003.

                                   The Adviser

     Parnassus Investments acts as the Fund's investment adviser. Under its Investment Advisory Agreement ("Agreement") with the Fund, Parnassus Investments acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the Fund in accordance with its investment objective, policies and limitations. Parnassus Investments also provides the Fund with all necessary office facilities and personnel for servicing the Fund's investments and pays the salaries and fees of all officers and all Trustees of the Fund who are "interested persons" under the 1940 Act. Parnassus Investments also provides the management and administrative services necessary for the operation of the Fund including coordinating relations with the custodian, transfer agent, independent accountants and attorneys. The Adviser also prepares all shareholder communication, maintains the Fund's records, registers the Fund's shares under state and federal laws and does the staff work for the Board of Trustees.

     The Agreement provides that the Adviser shall not be liable to the Fund for any loss to the Fund except by reason of the Adviser's willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Agreement.

     Jerome L. Dodson, President of the Parnassus Fund, owns a majority of the stock in the Adviser, Parnassus Investments, and as such can be considered the control person of the Adviser.


     The Fund pays the Adviser a fee for services performed at the annual rate of 1% of the Fund's average daily net assets up to $10 million, then declining to 0.75% of assets above $10 million up to $30 million, 0.70% above $30 million up to $100 million, 0.65% above $100 million to $200 million and 0.60% of the amount above $200 million. During 2001, 2002 and 2003, the Fund paid to Parnassus Investments under the Agreement the sums of $2,432,811, $2,300,711 and $2,236,904, respectively.

     As the Fund's underwriter (or Distributor), Parnassus Investments makes a continuous offering of the Fund's shares and, prior to May 1, 2004, received fees and commissions for distributing the Fund's shares. For 2001, 2002 and 2003, Parnassus Investments received $321,824, $405,892 and $218,013, respectively, of which amounts the following was paid to other broker/dealers:
$73,420 in 2001, $90,255 in 2002 and $54,193 in 2003.

     Pursuant to a Shareholder Servicing Plan and Agreement with the Fund, Parnassus Investments may arrange for third parties to provide certain services including account maintenance, record keeping and other personal services to their clients who invest in the Fund. For these services, the Fund may pay Parnassus Investments an aggregate service fee at a rate not to exceed 0.25% per annum of the Fund's average daily net assets. Parnassus Investments will not keep any of this fee for itself, but will instead use the fee to pay the third-party service providers who maintain an omnibus account or a network of linked accounts for their clients. Parnassus Investments, however, may elect to pay such service providers an additional amount from its own funds. For 2001, 2002 and 2003, respectively, the Fund paid service providers the following amounts: $182,388, $300,123 and $267,174. For 2001, 2002 and 2003, respectively, the Adviser paid service providers the following amounts: $127,175, $101,679 and $89,641.

     In addition to the Adviser's fee, the Fund is responsible for its operating expenses, including: (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of its Trustees other than those affiliated with the Adviser; (v) legal and audit expenses; (vi) fees and expenses of the Fund's custodian, transfer agent and accounting services agent;
(vii) expenses incident to the issuance of its shares, including issuance on the payment of, or reinvestment of, dividends; (viii) fees and expenses incident to the registration under Federal or state securities laws of the Fund or its shares; (ix) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Fund; (x) all other expenses incidental to holding meetings of the Fund's shareholders; (xi) security pricing services of third-party vendors; (xii) the cost of providing the record of proxy votes on the website; (xiii) dues or assessments of or contributions to the Investment Company Institute and the Social Investment Forum; and (xiv) such non-recurring expenses as may arise, including litigation affecting the Fund and the legal obligations for which the Fund may have to indemnify its officers and Trustees with respect thereto. In allocating brokerage transactions, the investment advisory agreement states that the Adviser may, subject to its obligation to obtain best execution, consider research provided by brokerage firms.

     Parnassus Investments is the fund administrator and in this capacity handles all fund accounting and pricing services, including calculating the daily net asset values. Parnassus Investments, as fund administrator and fund accountant, received the following amounts from the Fund for 2001, 2002 and 2003, respectively: $80,000, $80,000 and $130,384.


Matters Considered by the Board

     The Investment Advisory Agreement was last approved by the Trustees, including all of the Independent Trustees on March 25, 2004 at a meeting called for that purpose. In approving the Agreement the Board primarily considered the nature and quality of the services provided under the Agreement and the overall fairness of the Agreement to the Fund. The Board requested and evaluated reports from the Adviser that addressed specific factors designed to inform the Board's consideration of these and other issues.

     With respect to the nature and quality of the services provided, the Board considered the performance of the Fund in comparison to relevant market indices, the performance of a peer group of investment companies pursuing broadly similar strategies, and the degree of risk undertaken by the portfolio manager. The Board reviewed the Adviser's use of brokers or dealers in fund transactions that provided research and other services to them, and the benefits derived by the Fund from such services.

     With respect to the overall fairness of the Agreement, the Board primarily considered the fee structure of the Agreement and the profitability of the Adviser from its association with the Fund. The Board reviewed information from an independent data service about the rates of compensation paid to investment advisers, and overall expense ratios, for funds comparable in size, character and investment strategy to the Fund. In concluding that the benefits accruing to the Adviser by virtue of its relationship to the Fund were reasonable in comparison with the costs of the provision of investment advisory services and the benefits accruing to the Fund, the Board reviewed specific data as to the Adviser's profit or loss on the Fund for the recent period. These matters were also considered by the Independent Trustees meeting separately.

Portfolio Transactions and Brokerage


     The Investment Advisory Agreement states that in connection with its duties to arrange for the purchase and the sale of securities held in the portfolio of the Fund by placing purchase and sale orders for the Fund, the Adviser shall select such broker-dealers ("brokers") as shall, in the Adviser's judgement, implement the policy of the Fund to achieve "best execution," i.e., prompt and efficient execution at the most favorable securities price. In making such selection, the Adviser is authorized in the Agreement to consider the reliability, integrity and financial condition of the broker. The Adviser is also authorized to consider whether the broker provides brokerage and/or research services to the Fund and/or other accounts of the Adviser. The Agreement states that the commissions paid to such brokers may be higher than another broker would have charged if a good faith determination is made by the Adviser that the commission is reasonable in relation to the services provided, viewed in terms of either that particular transaction or the Adviser's overall responsibilities as to the accounts for which it exercises investment discretion. The Agreement also states that the Adviser shall use its judgement in determining that the amount of commissions paid are reasonable in relation to the value of brokerage and research services provided and need not place or attempt to place a specific dollar value on such services or on the portion of commission rates reflecting such services. The Fund recognizes in the Agreement that, on any particular transaction, a higher than usual commission may be paid due to the difficulty of the transaction in question.


     The research services discussed above may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic or institutional areas and information assisting the Fund in the valuation of its investments. The research which the Adviser receives for the Fund's brokerage commissions, whether or not useful to the Fund, may be useful to the Adviser in managing the accounts of the Adviser's other advisory clients. Similarly, the research received for the commissions of such accounts may be useful to the Fund. To the extent that electronic or other products provided by brokers are used by the Adviser for research purposes, the Adviser will use its best judgement to make a reasonable allocation of the cost of the product attributable to non-research use.

     Research services provided through brokerage will be those providing information and analyses that assist the portfolio manager making investment decisions. Examples of such research services include Bloomberg information and research, HOLT cash flow analyses, KLD social research, publications containing investment information and recommendations and individual reports written on specific companies.

     During 2003, the Parnassus Fund paid Prudential Securities a total of $301,421 and SEI Investments a total of $6,000 in brokerage commissions under "soft dollar" agreements whereby Prudential & SEI would provide research services to the Fund. During 2003, the Parnassus Fund and the Parnassus Equity Income Fund together directed $46,400 in commissions to Salomon Smith Barney to pay for a Bloomberg terminal, and the allocation was approximately 50% to the Parnassus Fund and 50% to the Parnassus Equity Income Fund.

     In 2003 and early 2004, the Adviser used Fund brokerage commissions to reduce certain expenses of the Fund subject to "best execution." However, as of May 1, 2004, brokerage commissions are no longer used to reduce Fund expenses.

     In the over-the-counter market, securities may trade on a "net" basis with dealers acting as principal for their own accounts without a stated commission although the price of the security usually includes a profit to the dealer. Money market instruments usually trade on a "net" basis as well. On occasion, certain money market instruments may be purchased directly from an issuer in which case, no commissions or discounts are paid. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

     During 2001, 2002 and 2003, the Fund paid $844,210, $2,605,646 and
$1,450,188, respectively, in brokerage commissions. Brokerage commissions in 2002 were higher than 2001 and 2003 because portfolio turnover was higher. Of those amounts, the following was paid in conjunction with research services:
$532,078 in 2001, $1,984,357 in 2002 and $962,488 in 2003.


     Parnassus Investments may have clients other than the Fund that have objectives similar to the Fund. Normally, orders for securities trades are placed separately for each client. However, some recommendations may result in simultaneous buying or selling of securities along with the Fund. As a result, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. Parnassus Investments does not favor one client over another in making recommendations or placing orders, and in some situations, orders for different clients may be grouped together. In certain cases where the aggregate order is executed in a series of transactions at various prices on a given day, each participating client's proportionate share of such order reflects the average price paid or received with respect to the total order. Also, should only a partial order be filled, each client would ordinarily receive a pro rata share of the total order.


                                 NET ASSET VALUE

     In determining the net asset value of the Fund's shares, common stocks that are listed on national securities exchanges are valued at the last sale price on the exchange on which each stock is principally traded as of the close of the New York Stock Exchange (which is currently 4:00 pm New York time) or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchanges. Securities traded on the NASDAQ Stock Market are valued at the Nasdaq official closing price. Other unlisted securities are valued at the quoted bid price in the over-the-counter market. Bonds and other fixed-income securities are valued by a third-party pricing service. Securities and other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Adviser under procedures established by and under the general supervision and responsibility of the Fund's Board of Trustees. Short-term investments which mature in less than 60 days are valued at amortized cost (unless the Board of Trustees determines that this method does not represent fair value) if their original maturity was 60 days or less or by amortizing the value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days. The NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

                              SHAREHOLDER SERVICES

Systematic Withdrawal Plan

     A Systematic Withdrawal Plan (the "Plan") is available for shareholders having shares of the Fund with a minimum value of $10,000 based upon the offering price. The Plan provides for monthly checks in an amount not less than $100 or quarterly checks in an amount not less than $200.


     Dividends and capital gain distributions on shares held under the Plan are invested in additional full and fractional shares at net asset value. Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and capital gain distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Furthermore, each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes.


Tax-Sheltered Retirement Plans

     Through the Distributor, retirement plans are available: Individual Retirement Accounts (IRAs) and Simplified Employee Pension Plans (SEPs). Adoption of such plans should be on advice of legal counsel or tax adviser. Retirement accounts have a minimum initial investment of $500 and each subsequent investment must be at least $50. For further information regarding plan administration, custodial fees and other details, investors should contact the Distributor.

                         DISTRIBUTIONS AND TAXES

     By paying out substantially all its net investment income (among other things), the Fund has qualified as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund intends to continue to qualify and, if so, it will not pay federal income tax on either its net investment income or on its net capital gains. Instead, each shareholder will be responsible for his or her own taxes.

     If the Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Fund would not be liable for income tax on the Fund's net investment income or net realized gains in their individual capacities. Distributions to shareholders, whether from the Fund's net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.


     As of December 31, 2003, the Parnassus Fund had available for federal income tax purposes unused capital losses (capital loss carryforwards) of $32,764,133 expiring in 2010 and $20,875,253 expiring in 2011.


                                     GENERAL

     The Fund was organized as a Massachusetts business trust on April 4, 1984. Its Declaration of Trust permits the Fund to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares to a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Fund. Each share represents an interest in the Fund proportionately equal to the interest of each other share. Certificates representing shares will not be issued. Upon the Fund's liquidation, all shareholders would share pro rata in its net assets available for distribution to shareholders. If they deem it advisable and in the best interests of shareholders, the Board of Trustees may create additional series of shares or classes thereof which may have separate assets and liabilities and which may differ from each other as to dividends and other features. Shares of each series or class thereof would be entitled to vote as a series or class only to the extent required by the 1940 Act or as permitted by the Trustees.

     The Declaration of Trust contains an express disclaimer of shareholder liability for its acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or its Trustees. The Declaration of Trust provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for its obligations. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgement thereon. Thus, while Massachusetts law permits a shareholder of a trust such as this to be held personally liable as a partner under certain circumstances, the risk of a shareholder incurring financial loss on account of shareholder liability is highly unlikely and is limited to the relatively remote circumstances in which the Fund would be unable to meets its obligations.

     The Declaration of Trust further provides that the Trustees will not be liable for errors of judgement or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

     Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares) and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. It is not contemplated that regular annual meetings of shareholders will be held. The Declaration of Trust and Restated By-Laws provide that the Fund's shareholders have the right to remove a trustee, with or without cause, upon the affirmative vote of the holders of a majority of its outstanding shares represented at a meeting with respect thereto (assuming a quorum is present, which is one-third of the outstanding shares). The Fund is required to call a meeting of shareholders to vote on the removal of a trustee (as well as on any other proper matter) upon the written request of shareholders holding not less than one-third of its outstanding shares entitled to vote at such meeting. In addition, ten shareholders holding the lesser of $25,000 worth or one percent of Fund shares may advise the Trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a Trustee. The Trustees will then, if requested by the applicants, mail at the applicants' expense the applicants' communication to all other shareholders. The holders of shares have no preemptive or conversion rights. Shares when issued are fully paid and nonassessable. The Fund may be terminated upon the sale of its assets to another issuer, if such sale is approved by the vote of the holders of more than 50% of its outstanding shares, or upon liquidation and distribution of its assets, if approved by the vote of the holders of more than 50% of its outstanding shares. If not so terminated, the Fund will continue indefinitely. No amendment that would have a material adverse impact upon the rights of the shareholders may be made to the Declaration of Trust without the affirmative vote of the holders of more than 50% of the Trust's outstanding shares.

     Deloitte & Touche LLP, 50 Fremont Street, San Francisco, California 94105, has been selected as the Fund's independent auditors.

     Union Bank of California, 475 Sansome Street, San Francisco, California 94111, has been selected as the custodian of the Fund's assets. Shareholder inquiries should be directed to the Fund.


     Parnassus Investments, One Market-Steuart Tower #1600, San Francisco, California 94105, is the Fund's transfer agent and administrator. Jerome L. Dodson, the Fund's President, is the majority stockholder of Parnassus Investments.



                              FINANCIAL STATEMENTS


     The Fund's audited financial statements for the fiscal year ended December 31, 2003 are expressly incorporated by reference and made a part of this Statement of Additional Information by reference to the Fund's Annual Report to shareholders dated December 31, 2003. A copy of the Annual Report which contains the Fund's audited financial statements for the year ending December 31, 2003 may be obtained free of charge by writing or calling the Fund.

                                    Exhibit I
Back to Parnassus Home Page
Click one of the funds below to view our proxy voting record.

[GRAPHIC OMITTED]



Parnassus Investments Proxy Voting Policies and Procedures

Social and Corporate Responsibility    Changes in Capital Structure
Corporate Governance                   Mergers, Acquisitions and Other Corporate
                                               Restructurings
Shareholder Rights                     Conflict of Interest
Compensation

Parnassus Investments manages the Parnassus Fund and the Parnassus Equity-Income Fund ("the Funds"). The Funds take social as well as financial factors into account in making investment decisions. While we do fundamental research to determine a company's financial health and its business prospects, we also look at a firm's social and environmental record. We seek to invest in companies that respect their employees, have sound environmental protection policies, maintain an effective equal employment opportunity program, provide quality products and services, display a record of civic commitment and follow ethical business practices. Obviously, no company will be perfect in all categories, but Parnassus Investments will make value judgments in deciding which companies best meet the criteria. The Funds' essential policy is to invest in companies that have a positive impact on society. Most of the time, we try to maintain portfolios diversified across industries, but we do not invest in companies that manufacture alcohol or tobacco products, that are involved with gambling, that are weapons contractors or that generate electricity from nuclear power.


The following guidelines indicate our positions on proxy ballot issues and how we plan to vote our shares. We do not delegate our proxy voting authority or rely on third party recommendations to vote our shares. We will consider the views of the management of portfolio companies, but we will vote in a manner we feel is in the best interest of our shareholders. These guidelines may not include all potential voting issues, and in rare cases, the Funds may deviate somewhat from these guidelines.


Social and Corporate Responsibility


Environment

o We will vote for shareholder resolutions that reduce a company's negative impact on the environment and that call for the elimination or substitution of toxic compounds used in their products. We will vote for resolutions asking for a report of current environmental practices and policies, and for adoption of Coalition for Environmentally Responsible Economics (CERES) Principles.


Labor Issues

o We will vote for proposals that show respect for a company's workers.

o We will vote for proposals requesting companies to adopt and report on appropriate codes of conduct regarding global labor practices within their own company and with vendors or suppliers, including concerns with respect to the use of forced labor, fair wages, safe working conditions and the right to organize and bargain collectively.


Charitable Giving

o We will vote for resolutions to report on and to increase charitable giving.


Diversity

o We will vote for resolutions to improve the representation of women and ethnic minorities in the workforce, particularly at the executive level. We will also vote for proposals to issue reports on a company's efforts to increase diversity and to assure that all women and ethnic minorities are paid comparably with their counterparts.


Animal Welfare

o We will generally vote for resolutions seeking information on a company's animal testing, resolutions that request management to develop viable alternatives to animal testing and resolutions calling for consumer products companies to reduce their use of animals in testing.


Community Relations

o We will vote for resolutions that make the company a good corporate citizen and show sensitivity to the communities where it operates.


Ethical Business Practices

o In general, we will vote for resolutions that ensure that a company follows ethical business practices.


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Corporate Governance


Election of Directors


Parnassus supports Boards of Directors that reflect independence, concern for shareholders' interests and diversity.

o We will vote for resolutions that require Board slates to consist of a majority of Directors who are independent from management. We will also vote for resolutions to separate Chief Executive Officer and Chairman of the Board positions. Our votes are intended to reduce conflicts of interests between management and shareholders.

o We will vote against Directors who have attended less than 75% of the Board meetings or who have ignored a shareholder proposal that has gained a majority of the votes outstanding.

o We will vote for the establishment of a reasonable retirement age for Directors.

o We will vote for resolutions that require Directors to own a minimum number of shares in the company to encourage them to have the same interest as shareholders.

o We will vote for increased diversity, including qualified women and ethnic minorities, on Boards.

o We will vote case-by-case on proposals that seek to change the size or range of the Board.


Independent Accountants

o Significant fees from services other than auditing can diminish the independence of the audit. We will vote for the ratification of the company's auditor unless we have reason to believe that the independence of the audit may be compromised. We will vote against ratification of the auditors when consulting fees exceed audit fees.


Reincorporation

o We will consider changes in the state of incorporation on a case-by-case basis and evaluate the economic benefits of and business reasons for reincorporation.

o We will vote against resolutions to allow U.S.-based corporations to reincorporate overseas.


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Shareholder Rights


Cumulative Voting

o We will vote for bylaws requiring cumulative voting so that minority opinions can be represented on the Board.


Confidential Voting

o We will vote for confidential voting to prevent management from identifying dissenting shareholders before the final vote count in an attempt to convince them to change their votes.


Dual Classes of Stock

o To maintain corporate control in the hands of a certain group of shareholders, companies may seek to create multiple classes of stock with different voting rights. The Funds will vote against dual classes of stock.


Ability to Call Meetings

o We will vote against proposals that limit a shareholder's right to call special meetings because matters may arise between annual meetings.


Equal Access to Proxies

o The Funds will vote for proposals to allow shareholders space in proxy statements to state their views on contested issues.

o We will vote for proposals to allow shareholders to nominate Director candidates on the company proxy as long as nominators own a substantial amount of stock and the nomination is not a frivolous one.


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Compensation


Executive Compensation

o We will vote on limits to executive compensation on a case-by-case basis.

o We will vote for shareholder resolutions requesting companies to review and report on executive compensation. We will also vote for resolutions to review executive compensation as it relates to non-financial performance such as diversity, labor and human rights, environment, community relations, predatory lending, improvements in healthcare quality and other social issues.


Severance Packages

o We will vote against severance that exceeds 2.5 times annual salary and bonus.

o We will vote for shareholder proposals to take a shareholder vote on severance packages. We support the right of shareholders to vote on golden parachutes which we believe go above and beyond ordinary compensation practices. We take into account total management compensation, the employees covered by the plan and the quality of management.


Stock Options

o We will vote on stock option plans on a case-by-case basis and consider voting and earnings dilution. We will vote for Employee Stock Ownership Plans (ESOPs) to promote employee ownership unless they cause excessive dilution or are heavily weighted toward top management.

o We will vote against the repricing of out-of-the-money stock options and stock options with exercise prices set below the stock's market price on the day of the grant.

o We will vote for the use of performance-based stock options which tie executive compensation more closely to company performance.

o We will vote for expensing stock options as a cost in determining operating income because we believe that not expensing stock options overstates earnings.


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Changes in Capital Structure


Increase Authorized Common Stock

o We will vote for the authorization of additional common stock necessary to facilitate a stock split.

o We will consider all other proposals for the authorization of additional common stock on a case-by-case basis.


Reverse Stock Split

o We will consider management proposals to implement a reverse stock split on a case-by-case basis.


Share Repurchase

o We will vote for management proposals to institute open-market share repurchase plans.


Issuance of Preferred Stock

o We will consider the issuance of preferred stock on a case-by-case basis. We will examine the purpose and terms such as voting, dividend and conversion rights of the stock. In the event of proposals seeking to create blank check preferred stock to be used as a takeover defense or carrying superior voting rights, we will vote against these proposals.


Pre-emptive Rights

o We will consider on a case-by-case basis proposals to create or abolish pre-emptive rights which allow shareholders to participate proportionately in any new issues of stock of the same class. We will take into account the size of a company and the characteristics of its shareholder base.


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Mergers, Acquisitions and Other Corporate Restructurings

o We consider mergers and acquisitions on a case-by-case basis and evaluate the terms of each proposal, the potential long-term value of the investment and the financial, strategic and operational benefits. Likewise, we will vote on a case-by-case basis on corporate restructuring proposals, such as leveraged buyouts, spin-offs, liquidations and asset sales.


Anti-takeover Provisions

o We will vote against staggered boards which deter unwanted takeovers because a potential acquirer would have to wait at least two years to gain a majority of Board seats.

o We will vote against poison pills and authorization to issue stock in an effort to avoid a takeover.

o We will vote against supermajority provisions which generally require at least a two-thirds affirmative vote for passage of issues.


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Conflict of Interest

o Parnassus Investments is the investment adviser only for mutual funds - not any other entities - so there would normally be no conflicts of interest between the Funds' shareholders and Parnassus Investments. However, should such a conflict arise, the vote on that proxy issue will be cast by the Funds' independent Trustees.

                                     PART C
                                OTHER INFORMATION

Item 23. Exhibits
                  (a)    Declaration of Trust - filed 4/14/00

                  (b)    By-laws - filed 4/22/03

                  (c)    Rights of Shareholders - filed 4/16/02

                  (d)    Investment Advisory Agreement - filed herewith

                  (e)    Distribution Agreement and Dealer Agreement - filed
                         4/14/00

                  (g)    Custodian Agreement - filed 4/14/00

                  (h)(1) Agreement for Transfer Agent Services and Accounting
                         and Administrative Services - filed herewith

                  (h)(2) Shareholder Servicing Plan and Agreement - filed
                         4/14/01

                  (h)(3) Amendment to Agreement for Transfer Agent and Pricing
                         Services - filed 4/16/02

                  (i)    Opinion and Consent of Counsel - filed 4/16/02

                  (j)    Consent of Deloitte & Touche LLP - filed herewith

                  (p)    Code of Ethics - filed herewith


Item       24. Persons Controlled by or under Common Control with Registrant:
           Registrant is not controlled by or under common control with any other person, except to the extent Registrant may be deemed to be under common control with The Parnassus Income Trust by virtue of having the same individuals as Trustees.

Item 25. Indemnification: Under the provisions of the Fund's Declaration of Trust, the Fund will indemnify its present or former Trustees, officers, employees and certain other agents against liability incurred in such capacity except that no such person may be indemnified if there has been an adjudication of liability against that person based on a finding of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Item 26. The Fund's investment adviser, Parnassus Investments, is the investment adviser to The Parnassus Income Trust and also serves as investment adviser for separate portfolios.

Item 27. (a) Parnassus Investments serves as underwriter and investment adviser for both the Parnassus Fund and The Parnassus Income Trust.

           (b) The officers and directors of Parnassus Investments are as follows:

Name and Principal
Business Address            Position with Distributor  Position with Registrant
----------------            -------------------------  ------------------------
Jerome L. Dodson            President and Director     President and Trustee
One Market
Steuart Tower #1600
San Francisco, CA 94105

Bryant Cherry               Vice President and           Vice President and
One Market                          Treasurer                   Treasurer
Steuart Tower #1600
San Francisco, CA 94105

Susan Loughridge            Vice President and             Vice President
One Market                        Secretary
Steuart Tower #1600
San Francisco, CA 94105

Todd Ahlsten                Vice President             Vice President
One Market
Steuart Tower #1600
San Francisco, CA 94105

Stephen Dodson              Director                   Chief Compliance Officer
One Market                                             and Assistant Secretary
Steuart Tower #1600
San Francisco, CA 94105

Thao N. Dodson              Director                   None
One Market
Steuart Tower #1600
San Francisco, CA 94105

              (c) None

Item 28. Location of Accounts and Records: All accounts, books and records are in the physical possession of Jerome L. Dodson at Registrant's headquarters at One Market, Steuart Tower #1600, San Francisco, CA 94105.

Item 29.   Management Services: Discussed in Part A and Part B.

Item 30.   Undertakings: Not applicable

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485 (b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City and County of San Francisco and the State of California on the 27th day of April 2004.

                                                     The Parnassus Fund

                                  (Registrant)


                                                     By:_____________________
                                                        Jerome L. Dodson
                                                        President


Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated.

    Signature                  Title                                   Date


                            Principal Executive Officer
                                    and Trustee
                                                              ____4/27/04____
---------------------
Jerome L. Dodson

                            Principal Financial and
                                Accounting Officer           ____4/27/04____
--------------------
Bryant Cherry


                                Trustee
                                                              ____4/27/04____
-------------------
Donald V. Potter


                                Trustee
------------------
                                                             _____4/27/04____
Herbert A. Houston

                                LIST OF EXHIBITS



                        (d) Investment Advisory Agreement


               (H) Agreement for Transfer Agent Services and Accounting and
                                Administrative Services


                      (j) Consent of Deloitte & Touche LLP


                               (P) Code of Ethics

                               THE PARNASSUS FUND
                          INVESTMENT ADVISORY AGREEMENT


         AGREEMENT made this 25th day of March, 2004, by and between THE PARNASSUS FUND (the "Fund"), a Massachusetts business trust, and PARNASSUS INVESTMENTS (the "Adviser").

                              W I T N E S S E T H :

         In consideration of the mutual promises and agreements herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is hereby agreed by and between the parties hereto as follows:

     1.  In General

         The Adviser agrees, all as more fully set forth herein, to act as managerial investment adviser to the Fund with respect to the investment of its assets and to supervise and arrange the purchase and sale of securities held in the portfolio of the Fund and generally administer the affairs of the Fund.

2. Duties and Obligation of the Adviser with respect to Management of the Fund

         (a) Subject to the succeeding provisions of this section and subject to the direction and control of the Board of Trustees of the Fund, the Adviser shall:

                  (i) Decide what securities shall be purchased or sold by the Fund and when;

                  (ii)Arrange for the purchase and the sale of securities held in the portfolio of the Fund by placing purchase and sale orders for the Fund; and

                  (iii) Maintain oversight and ultimate authority over invested collateral in connection with the Fund's securities lending program.

         (b) Any investment purchases or sales made by the Adviser shall at all times conform to, and be in accordance with, any requirements imposed by: (1) the provisions of the Investment Company Act of 1940 (the "Act") and of any rules or regulations in force thereunder; (2) any other applicable provisions of law; (3) the provisions of the Declaration of Trust and By-Laws of the Fund as amended from time to time;
                  (5) any policies and fundamental policies of the Fund, as reflected in its registration statement under the Act, or as amended by the shareholders of the Fund.

         (c) The Adviser shall also administer the affairs of the Fund and, in connection therewith, shall be responsible for (i) maintaining the Fund's books and records (other than financial or accounting books and records or those being maintained by the Fund's custodian, transfer agent or accounting services agent); (ii) overseeing the Fund's insurance relationships;

                  The Adviser shall give the Fund the benefit of its best judgement and effort in rendering services thereunder, but the Adviser shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon its own investigation and research or upon investigation and research made by any other individual, firm or corporation, if such purchase, sale or retention shall have been made and such other individual, firm or corporation shall have been selected in good faith. Nothing contained therein shall, however, be construed to protect the Adviser against any liability to the Fund or its security holders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

                  The Fund agrees that the word "Parnassus" in its name is derived from the name of the Adviser and is the property of the Adviser for copyright and all other purposes and that, therefore, such word may be freely used by the Adviser as to other investment companies or other investment products. The Fund further agrees that, in the event that the Adviser ceases to be the Fund's investment adviser for any reason, the Fund will (unless the Adviser otherwise consents in writing) promptly take all necessary steps to change its name to a name not including the word "Parnassus".

                  It is agreed that the Adviser shall have no responsibility or liability for the accuracy or completeness of the Fund's Registration Statement under the 1940 Act or the Securities Act of 1933 except for information supplied by the Adviser for inclusion therein. The Fund agrees to indemnify the Adviser to the full extent permitted by the Fund's Declaration of Trust.

     3.  Broker-Dealer Relationships

         In connection with its duties set forth in Section 2(a)(ii) of this Agreement to arrange for the purchase and the sale of securities held in the portfolio of the Fund by placing purchase and sale orders for the Fund, the Adviser shall select such broker-dealers ("brokers") as shall, in the Adviser's judgment, implement the policy of the Fund to achieve "best execution", i.e. prompt and efficient execution at the most favorable securities price. In making such selection, the Adviser is authorized to consider the reliability, integrity and financial condition of the broker.

         The Adviser is also authorized to consider whether the broker provides brokerage and/or research services to the Fund and/or other accounts of the Adviser. The commissions paid to such brokers may be higher than another broker would have charged if a good faith determination is made by the Adviser that the commission is reasonable in relation to the services provided, viewed in terms of either that particular transaction or the Adviser's overall discretion. The Adviser shall use its judgment in determining that the amount of commissions paid are reasonable in relation to the value of brokerage and research services provided and need not place or attempt to place a specific dollar value on such services or on the portion of commission rates reflecting such services. To demonstrate that such determinations were in good faith and to show the overall reasonableness of commissions paid, the Adviser shall be prepared to show that commissions paid (i) were for purposes contemplated by this Agreement; (ii) were not allocated or paid for products or services which were readily and customarily available and offered to the public on a commercial basis; and (iii) were within a reasonable range as compared to the rates charged by qualified brokers to other institutional investors as such rates may become known from available information. The Fund recognizes that, on any particular transaction, a higher than usual commission may be paid due to the difficulty of the transaction in question.

     4.  Allocation of Expenses

         The Adviser agrees that it will furnish the Fund, at the Adviser's expense, with all office space and facilities, and equipment and clerical personnel necessary for carrying out its duties under this Agreement. The Adviser will also pay all compensation of all Trustees, officers and employees of the Fund who are affiliated persons of the Adviser. All costs and expenses not expressly assumed by the Adviser under this Agreement shall be paid by the Fund, including, but not limited to (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of its Trustees other than those affiliated with the Adviser; (v) legal and audit expenses; (vi) fees and expenses of the Fund's custodian, shareholder servicing or transfer agent and accounting services agent; (vii) expenses incident to the issuance of its shares, including stock certificates and issuance of shares on the payment of, or reinvestment of, dividends; (viii) fees and expenses incident to the registration under Federal or state securities laws of the Fund or its shares; (ix) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Fund; (x) all other expenses incidental to holding meetings of the Fund's shareholders; (xi) dues or assessments of or contributions to the Investment Company Institute and the Social Investment Forum or any successor; and (xii) such non-recurring expenses as may arise, including litigation affecting the Fund and the legal obligations which the Fund may have to indemnify its officers and Trustees with respect thereto.

     5.  Compensation of the Adviser

         (a) The Fund agrees to pay the Adviser and the Adviser agrees to accept as full compensation for all services rendered by the Adviser hereunder, an annual management fee payable monthly and computed at the following annual percentages of the Fund's average daily net assets: 1.00% of the first $10 million in assets; 0.75% of the amount above $10 million in assets up to $30 million; 0.70% of the amount above $30 million up to $100 million; 0.65% of the amount above $100 million up to $200 million; 0.60% of the amount above $200 million.

         (b) In the event the expenses of the Fund (including the fees of the Adviser and amortization of organization expenses but excluding interest, taxes, brokerage commissions, extraordinary expenses and sales charges and distribution fees) for any fiscal year exceed the limits set by applicable regulations of state securities commissions, the Adviser will reduce it fee by the amount of such excess. Any such reductions are subject to readjustment during the year. The payment of the management fee at the end of any month will be reduced or postponed or, if necessary, a refund will be made to the Fund so that at no time will there be any accrued but unpaid liability under this expense limitation.

     6.  Duration and Termination

(a) This Agreement shall go into effect on the date set forth above and shall, unless terminated as hereinafter provided, continue in effect until April 30, 2005, and thereafter from year to year, but only so long as such continuance is specifically approved at least annually by the Fund's Board of Trustees, including the vote of a majority of the Trustees who are not parties to this Agreement or "interested persons" (as defined in the Act) of any such party cast in person at a meeting called for the purpose of voting on such approval, or by the vote of the holders of a "majority" (as so defined) of the outstanding voting securities of the Fund and by such a vote of the Trustees.

(b) This Agreement may be terminated by the Adviser at any time without penalty upon giving the Fund sixty (60) days' written notice (which notice may be waived by the Fund) and may be terminated by the Fund at any time without penalty upon giving the Adviser sixty (60) days' written notice (which notice may be waived by the Adviser), provided that such termination by the Fund shall be directed or approved by the vote of a majority of all its Trustees in office at the time or by the vote of the holders of a majority (as defined in the Act) of the voting securities of the Fund at the time outstanding and entitled to vote. This Agreement shall automatically terminate in the event of its assignment (as so defined).

     7. No Shareholder Liability.

     The Adviser understands that the obligations of this Agreement are not binding upon any shareholder of the Fund personally, but bind only the Fund's property. The Adviser represents that it has notice of the provisions of the Fund's Declaration of Trust disclaiming shareholder liability for acts or obligations of the Fund.

         IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by duly authorized persons and their seals to be hereunto affixed, all as of the day and year first above written.

                                                  THE PARNASSUS FUND


Date: March 25, 2004                        By___________________________
                                               Richard Silberman, Secretary


                                                  PARNASSUS INVESTMENTS


Date: March 25, 2004                         By___________________________
                                               Jerome L. Dodson, President

                    Agreement for Transfer Agent Services
                                     and
                    Accounting and Administration Services


1. Parnassus Investments ("PI") hereby agrees to serve as transfer agent and accounting and administration agent for the Parnassus Fund ("Fund") commencing on March 25, 2004 and continuing indefinitely thereafter subject to annual approval by the Fund's Trustees.

2.       Transfer Agent Services Fee

     For transfer agent services, the Fund agrees to pay PI $2.50 per month per shareholder account. The Fund also agrees to reimburse PI for all out-of-pocket expenses including but not limited to postage, stationery and mailing, anti-money laundering services, and expenses incurred in the development of agreements between PI and the Fund. PI agrees to waive all or any portion of its fee that would cause the Fund to exceed its legal expense limitation.

3. In exchange for the fee, PI agrees to provide the following transfer-agent services to the Fund:

     Services:
-        Opening new accounts
-        Processing all payments
-        Processing partial and complete redemptions
-        Regular and legal transfers of accounts
-        Mailing up to four reports annually
-        Mailing of up to four statements annually
- Processing up to 12 dividends and one capital gain distribution annually. This includes mailing of cash dividends and/or preparing statements to shareholders for reinvested distributions.
- Blue Sky Reports. This includes shares sold to investors in various states.

     Account Maintenance:
-        Maintaining shareholder records of whole and fractional unissued
         ("Book") shares
-        Changing shareholders' addresses
-        Daily or periodic reports on number of shares, accounts, etc.
-        Supplying an annual stockholder list
-        Preparation of Federal Tax Information Forms
-        Preparation of 1099s and 5498s
- Replying to shareholder correspondence other than that for Fund performance or Fund-related inquiries

     Optional Services:
     There are also optional services available. Fees and descriptions for any of these services will be provided upon request.


4.       Delegation of Anti-Money Laundering Services

     The Fund acknowledges that it is a financial institution subject to the law entitled Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism ("USA Patriot") Act of 2001 and the Bank Secrecy Act (collectively the "AML Acts") and shall comply with the AML Acts and applicable regulations adopted thereunder in all relevant respects, subject to the delegation of certain responsibilities to Parnassus Investments, as provided in the next paragraph below.

     The Fund hereby delegates to Parnassus Investments the performance, on behalf of the Fund, of the AML Services set forth in this section to this Agreement as concerns the shareholder accounts directly maintained by Parnassus Investments. Parnassus Investments agrees to the delegation and to perform the delegated services in accordance with the AML Program that has been adopted by the Fund. In connection therewith, Parnassus Investments agrees to maintain policies and procedures and related internal controls that are consistent with the Fund's AML Program.

     Parnassus Investments shall grant reasonable access to the Fund, the Fund's AML Compliance Officer, and regulators having jurisdiction over the Fund, to the books and records maintained by Parnassus Investments as the same relates to the services performed hereunder on behalf of the Fund.

     AML Services to be performed by Parnassus Investments as Transfer Agent:

- Verify shareholder identity upon opening new accounts.
- Monitor, identify and report shareholder transactions and identify and report suspicious activities that are required to be so identified and reported in each case consistent with the Fund's AML Program.
- Place holds on transactions in shareholder accounts or freeze assets in shareholder accounts, as provided in the Fund's AML Program.
- Create documentation to provide a basis for law enforcement authorities to trace illicit funds. - Maintain all records or other documentation related to shareholder accounts and transactions therein that are required to be prepared and maintained pursuant to the Fund's AML Program, and make the same available for inspection by (i) the Fund's AML Compliance Officer, (ii) any auditor of the Fund's AML Program or related procedures, policies or controls that has been designated by the Fund in writing, or (iii) regulatory or law enforcement.
- Arrange for periodic reviews to be performed by internal auditors or other auditors or independent person chosen by Parnassus Investments concerning the transfer-agency operations related to the AML Services.
-    Perform such other related services as are required by the Fund's AML
     Program.

5.       Accounting and Administration Fees

     For accounting and administration services, the Fund has entered into a joint agreement with the Parnassus Income Trust (the "Trust") for PI to provide accounting and administration services. The Fund and the Trust agree to pay PI a total of $500,000 per year, to be divided between the Fund and the Trust based on their respective net assets, to be determined December 31 of every year (1/12 payable monthly). The Fund also agrees to reimburse PI for all out-of-pocket expenses including but not limited to portfolio-pricing services. PI agrees to waive that portion of its fee that would cause the Fund to exceed its legal expense limitations.

6. In exchange for that fee, PI agrees to perform the following accounting and administration services for the Fund:

     Accounting Services

- Compute net asset value (and offering price) per share daily - Maintain security ledger - Maintain general ledger - Calculate revenue and expenses - Determine gain or loss on security trades - Prepare and submit daily to client:
             Trial Balance
             Portfolio Holdings Reports
             Cash Availability
             Transaction Activity

     Administration Services:
     ------------------------
-        Preparation of N-SAR
-        Preparation of N-CSR
-        Preparation of N1-A
-        Preparation of N-PX
-        Preparation of N-30D
-        Audit coordination
-        IRS/SEC/N1-A compliance
-        Prepare and submit to client:
         Quarterly:     Statement of Assets and Liabilities
                        Statement of Operations
                        Statement of Changes in Net Assets
                        Summary of Purchases
                        Summary of Sales
                        Schedule of Brokerage Commissions
                        Schedule of Principal Trade Transactions

  Semi-Annually: In addition to monthly reports, Statement of Investments and a draft of footnotes.
  Annually: Schedules supporting securities and shareholder transactions, income and expense accrual during the year.

7. No Shareholder Liability. PI understands that the obligations of this Agreement are not binding upon any shareholder of the Fund personally, but bind only the Fund's property. PI represents that it has notice of the provisions of the Fund's Declaration of Trust disclaiming shareholder liability for acts or obligations of the Fund.


         For The Parnassus Fund:                    For Parnassus Investments:




         -------------------------------          ---------------------------

         Richard D. Silberman, Secretary           Jerome L. Dodson, President



         Date:   March 25, 2004                 Date:      March 25, 2004
             ------------------------                   ---------------------

                          INDEPENDENT AUDITORS' CONSENT

We consent to (a) the incorporation by reference in this Post-Effective Amendment No. 23 to Registration Statement No. 2-93131 of The Parnassus Fund on Form N-1A of our report dated February 20, 2004 appearing in the Annual Report of The Parnassus Fund for the year ended December 31, 2003, and incorporated by reference in the Statement of Additional Information which is part of this Registration Statement, (b) the reference to us under the headings "Financial Highlights" and "General Information" appearing in the Registration Statement, and (c) the reference to us under the heading "General" appearing in the Statement of Additional Information, which is also part of such Registration Statement.


Deloitte & Touche LLP

San Francisco, California
April 27, 2004

                                 CODE OF ETHICS
                                       of
                               THE PARNASSUS FUND
                           THE PARNASSUS INCOME TRUST
                                       and
                              PARNASSUS INVESTMENTS


         Adoption of this Code. This Code of Ethics (this "Code") has been adopted by The Parnassus Fund and The Parnassus Income Trust (each of which is referred to as the "Fund") and Parnassus Investments (the "Adviser") in compliance with Rule 17j-1 (the "Rule") under the Investment Company Act of 1940 (the "1940 Act") and Rule 204a-1 under the Investment Advisers Act of 1940 (the "IAA").

         General Principles. In their personal investment activities, all Trustees and officers of the Fund and all officers, directors and staff of Parnassus Investments should at all times place the interests of Fund shareholders before their own personal interests. All personal securities transactions should be conducted consistent with this Code and in such a manner as to avoid any actual or potential conflict of interest or any abuse of an individual's position of trust or responsibility. No one affiliated with the Fund or Parnassus Investments should take inappropriate advantage of his or her position.

         The Chief Compliance Officer. The Board of Trustees shall designate one individual (the "Compliance Officer") responsible for administering the policies and procedures adopted in this Code:

(1) Whose designation and compensation must be approved by the Fund's Board of Trustees, including a majority of the Trustees who are not interested persons of the Fund;

(2) Who may be removed from his or her responsibilities by action of (and only with the approval of) the Fund's Board of Trustees, including a majority of Trustees who are not interested persons of the Fund.

(3) Who must, no less frequently than annually, provide a written report to the board that, at a minimum, addresses:

(a). The operation of the policies and procedures of the Fund and the investment adviser, principal underwriter, administrator, and transfer agent of the Fund, any material changes made to those policies and procedures since the date of the last report, and any material changes to the policies and procedures recommended as a result of the annual review conducted pursuant to paragraph (3) of this section; and

(b). Each material compliance matter that occurred since the date of the last report; and

(4) Who must, no less frequently than annually, meet separately with the Fund's independent Trustees.


         Activities covered by this Code. This Code applies to all activities by which a Covered Account (see below) acquires or disposes of any direct or indirect beneficial interest in a Covered Security. (See Appendix A to this Code for a discussion of what constitutes such a beneficial interest.) Covered Securities do not, however, include transactions which are not voluntary, such as the receipt or disposition of Covered Securities in a reorganization in which all holders are bound by a vote of holders.

         Accounts covered by this Code. This Code covers all Covered Securities accounts ("Covered Accounts") in which any "access person," as defined by the Rule, has any direct or indirect beneficial interest. See Appendix B to this Code for the definition of "access person." The Compliance Officer shall be responsible, as required by the Rule, for the identification and notification of access persons and the maintenance of records relating thereto.

         Note: Due to the beneficial ownership provisions of the Rule (see Appendix A), Covered Accounts may include accounts not only in the names of access persons, but other accounts not registered in their names, including accounts held for their benefit, certain family accounts and certain accounts of trusts, estates, partnerships and corporations. Access persons may exclude accounts which would otherwise be Covered Accounts in certain cases as discussed in Appendix A. A Covered Account related to a particular access person is referred to as a "Covered Account of that access person" or in similar terms.

         Covered Security. A "Covered Security" as used in this Code means any Security, as defined in Section 2(a)(36) of the 1940 Act except:
                  (a) securities issued by the Government of the United States, bankers' acceptances, bank certificates of deposit, commercial paper, and shares of registered open-end investment companies; and
                  (b) securities issued by an entity that is not registered under Section 12 of the Securities Exchange Act of 1934 of which an access person holds, directly or indirectly, the right to thirty percent (30%) or more of the voting power ("private business"), provided that such access person has previously given written notice of that fact to the Compliance Officer.

         Covered Transactions. A "Covered Transaction" as used in this Code means any Covered Activity in a Covered Account involving Covered Securities. Because of the complexity of these definitions, an example is provided below to illustrate the application of these definitions. This example is not meant to cover all cases, but only to show how the definition works in a particular fact situation.

                  Example: The wife of an access person has a custodial account for a minor child. Because of the beneficial ownership provision of the Rule, this is a Covered Account. The Account holds Covered Securities. The Covered Securities are sold. This is a Covered Activity, because it is voluntary. Thus, the transaction is a Covered Transaction.

         Prohibited Activities. For purposes of this Code, "access persons" are all Trustees and officers of the Fund and all officers, directors and staff of Parnassus Investments who are registered with the National Association of Securities Dealers, Inc., or who have access to information about the Fund's investment activities before they become part of the public record. However, independent Trustees who have no knowledge of the Fund's investment activities before those activities become part of the public record may obtain exemption from the prohibitions of paragraphs (3) and (4) upon certifying those facts to the Compliance Officer. Similarly, an access person, even one who has non-public knowledge of the Fund's investment activities, may obtain exemption for an account over which such person has no direct or indirect influence or control.

         The following are substantive restrictions on personal investing activities of all access persons:

         (1) Initial Public Offerings. No access person may invest in an initial public offering unless the Compliance Officer gives prior written approval and certifies that the investment need not be reserved for the Fund and that the opportunity is not being offered to such access person by virtue of his or her position with the Fund. Any decisions by the Fund to purchase securities of that issuer within the following two (2) years shall be subject to an independent review by the Compliance Officer and shall be reported to the Trustees of the Fund at their next meeting.

         (2) Private Placements. No access person may invest in a private placement unless the Compliance Officer gives prior approval and certifies that the investment need not be reserved for the Fund and its shareholders and that the opportunity is not being offered to the access person by virtue of his or her position with the Fund. Any decisions by the Fund to purchase securities of that issuer within the following two (2) years shall be subject to an independent review by the Compliance Officer and shall be reported to the Trustees of the Fund at their next meeting.

         (3) Blackout Periods. No access person may buy or sell a security within five (5) business days before or after the Fund or any other account managed by Parnassus Investments trades in that same security or is considering a trade in that security. Any profits realized on trades within the proscribed period must be disgorged.

         (4) Ban on Short-Term Trading Profits. No access person may profit from the purchase and sale or sale and purchase of the same (or equivalent) security within 60 calendar days. Any profits realized on such short-term trades must be disgorged. Independent Trustees and other access persons who have no knowledge of the Fund's investment activities before those activities become part of the public record are not subject to this prohibition.

         (5) Gifts. No access person may receive a gift or other thing of value worth more than $100 from any person or entity that does business with or on behalf of the Fund. Any gift from any person or entity that does business with or on behalf of the Fund in excess of $10 shall be entered in the Gift Log which is maintained by the Compliance Officer.

         (6) Service as a Director. No person with decision-making authority over the investment process at the Fund shall serve on the board of directors of a publicly-traded company unless the Trustees determine that such service would be consistent with the interest of the Fund and its shareholders.

         (7) Ban on Rapid Trading of Fund Shares. To prevent the use of non-public information by access persons to take advantage of short-term discrepancies in the pricing of Fund shares, no access person shall buy and then sell Fund shares more than three times in a calendar quarter and no more than five times in a year. Access persons are prohibited from owning Parnassus Fund and Parnassus Income Trust shares through another broker-dealer or other entity outside of Parnassus Investments.

         (8) Protection of Material Non-Public Information. Access to material non-public Fund information, including portfolio holdings information, shall be restricted to only those individuals who need such information to perform their duties. No person shall release detailed Fund portfolio information before it is available to the general public. However, this does not preclude the staff in the normal course of business to provide necessary information to third parties. These parties shall include ratings agencies, brokers, custodians and accountants. Release of material non-public information must be pre-approved by the Compliance Officer and kept in a log.

         Personal Trading Compliance Procedures. The term "Compliance Officer" shall include that Officer or any person under his supervision to whom any functions hereunder have been delegated. For personal trading by the President of the Fund and the Compliance Officer, the Board of Trustees shall designate one of its members to assume the role of Compliance Officer and another of its members to be an alternate. The Trustees so designated shall consult with the Director of Research to determine the status of the Funds' trading. Both the Director of Research and the designated Trustee shall keep a record of approvals for the President's and the Compliance Officer's personal trading. For personal trading by any member of the President's or Compliance Officer's family residing with him, the Director of Research shall approve those trades before they are made, and the designated Trustee will review those trades at least once every quarter. The following are the compliance procedures:

         (1) Notification of Outside Account. All employees shall provide written notification to the Compliance Officer of their intent to open a Covered Account prior to opening such an account. If the account was opened prior to the employee's hire date, the employee shall notify the Compliance Officer promptly after the hire date.

         (2) Preclearance. All access persons must "preclear" all personal Covered Transactions with the Compliance Officer. The President and Compliance Officer must preclear their trades with the Board of Trustees. Independent Trustees who have no non-public knowledge of the Fund's investment activities are exempt from this requirement. Preclearance of personal trades of Covered Securities not owned by the Funds shall remain in effect for a period of five days, though the five-day, blackout-period restriction still applies. Preclearance of trades of Covered Securities owned by the Funds shall remain in effect until the end of the day in which preclearance was issued.

         (3) Records of Securities Transactions. All access persons must send duplicate copies of brokerage statements to the Compliance Officer for any Covered Account. This requirement shall not apply to independent Trustees and other access persons who have no knowledge of the Fund's investment activities before those activities become part of the public record and so certify to the Compliance Officer.

         (4)      Disclosure of Personal Holdings.

                  (a) All access persons (other than independent Trustees of a Fund) must disclose all Covered Securities holdings within 10 days of becoming access persons and thereafter must file an annual report containing personal Covered Securities holdings information that is current as of a date not more than 30 days before the report is submitted. Both the initial holdings report and the annual report must contain the following information:

o the title, number of shares and principal amount of each Covered Security in which the access person had, for the period covered, any direct or indirect beneficial ownership,

o the name of any broker, dealer or bank with whom the access person maintains an account in which any securities are held for the direct or indirect benefit of the access person,

o        the date on which the access person submits the report.

                  (b) Within 10 days of each fiscal quarter end, each access person of a Fund must file with the Fund and each access person of the Adviser must file with the Adviser a quarterly transaction report. Each independent Trustee of a Fund is exempt from providing the quarterly report, unless such Trustee knew or, in the ordinary course of fulfilling his or her duties as Trustee, should have known that during the 15-day period immediately before or after the Trustee's transaction in a Covered Security, the Fund purchased or sold the Covered Security, or the Fund or the Adviser considered purchasing or selling the Covered Security.

                  The quarterly report should disclose the following information with respect to any Covered Transaction during the quarter in which the access person had any direct or indirect beneficial ownership:

o the date of the transaction, title, interest rate and maturity (if applicable), number of shares and principal amount of each Covered Security involved,

o the nature of the transaction (purchase, sale or any other type of acquisition or disposition),

o      the price of the Covered Security at which the transaction was affected,

o the name of the broker, dealer or bank with or through which the transaction was affected, and

o      the date on which the access person submits the quarterly report.

                The quarterly report should disclose the following with respect to any Covered Account established by the access person in which any Covered Securities were held during the quarter for the direct or indirect benefit of the access person:

o the name of the broker, dealer or bank with whom the access person established the account,

o      the date the access person established the account, and

o      the date on which the access person submits the report.

                  (c) A person need not submit any of the reports listed in paragraphs (a) and (b) above with respect to transactions effected for, and Covered Securities held in, any account over which the person has no direct or indirect influence or control. A person need not submit any of the reports if Parnassus Investments is already receiving duplicate statements directly from the broker-dealer which contains all of the information listed in paragraphs (a) and (b).

         (5) Certification of Compliance. All access persons must certify annually that they have read and understood this Code and recognize that they are subject thereto. They must certify annually that they have complied with this Code and they have complied with its requirements including reporting all personal securities transactions required to be disclosed or reported and that they do not own Fund shares outside of Parnassus Investments. All access persons that are not currently submitting copies of any brokerage activity to the Compliance Officer must provide written certification annually that there has been no reportable Covered Securities activity during the previous year.

o Review by the Board of Trustees. Each year the Fund's management shall prepare a report to the Trustees that summarizes existing procedures concerning personal investment and any changes made to procedures during the preceding year. The report will also identify any violations requiring significant remedial action during the past year, will make suggestions for any changes deemed necessary and will certify that the Fund and the Adviser have adopted procedures reasonably necessary to prevent access persons from violating this Code.

o Review of Trading of Fund Shares. On a quarterly basis, the Compliance Officer will review the trades and holdings of Fund shares by access persons to ensure compliance with the ban on rapid trading of Fund shares. For Fund shares held by the President and the Compliance Officer, the designated Trustee will review the Fund transactions on a quarterly basis.



Entity                          Adopted                               Amended
------
The Parnassus Fund              12/7/94     3/17/97, 7/17/97, 12/11/98, 3/12/99,
                          3/23/01, 3/25/04                    7/12/99, 3/24/00,
Parnassus Income Trust          12/2/94     3/17/97, 7/17/97, 12/11/98, 3/12/99,
                          3/23/01, 3/25/04                     7/12/99, 3/24/00,
Parnassus Investments           1/12/95     3/17/97, 7/17/97, 12/11/98, 3/12/99,
                          3/23/01, 3/25/04                     7/12/99, 3/24/00,

                                   APPENDIX A

         The purpose of this Appendix is to discuss the circumstances in which an access person may have a "direct or indirect beneficial interest" in a securities account. Under the Rule, this question is to be "interpreted in the same manner as it would be in determining whether a person is subject to the provisions of Section 16 of the Securities Exchange Act of 1934."

         There is no comprehensive rule under that Section as to what constitutes beneficial ownership. Therefore, the only guidance is provided by SEC Releases and decided court cases so there can be changes from time to time. This Appendix is not designed to be a complete or comprehensive discussion, but only a summary of important areas.

         Under the Rule, an access person need not report "with respect to transactions effected for any account over which such person does not have any direct or indirect influence or control." Thus, even if an access person has a beneficial interest in an account, as discussed herein, such account may not be a Covered Account as defined in the Code. For the purposes of the Code, an access person may remove an account which would otherwise be a Covered Account from that category by filing with the Compliance Officer a statement indicating lack of influence and control as stated above together with such other documents as the Compliance Officer may require to demonstrate such lack of influence or control

         The general categories of types of beneficial ownership may be summarized as follows: (i) direct ownership; (ii) securities held by others for the benefit of an access person; (iii) securities held by certain family members; and (iv) securities held by certain estates, trusts, corporations or partnerships.

         Direct Ownership. This includes securities registered in the name of an access person and bearer securities of which the access person is the bearer.

         Securities held by others for the benefit of an access person. This involves, in general, any agreement, arrangement or understanding under which an access person derives benefits substantially equivalent to those of ownership. This category would include, but not be limited to, securities held by pledgees, custodians and brokers.

         Securities held by certain family members. The SEC has indicated that the "beneficial ownership" of an access person extends to securities owned (see below) by a wife or husband of that access person, by a minor child or by other relatives (i) sharing the same household, or (ii) not sharing the same household but whose investments the access person directs or controls. That ownership by relatives may be direct (i.e., in their own name) or in one or more of the indirect ways described in this Appendix. This beneficial ownership position of the SEC is not affected by whether or not the assets being invested are the separate property of the relative. However, an access person may, as described in the Code, disclaim beneficial ownership of any particular securities and also may, as described in this Appendix, remove from the category of Covered Accounts any accounts over which the access person has no direct or indirect influence or control.

         Securities held by estates etc. An access person may also have a beneficial interest in securities held by estates, trusts, partnerships or corporations. Access persons who are (i) settlers (i.e., creators), trustees or beneficiaries of a trust, (ii) executors or administrators of, or beneficiaries or legatees of, an estate; (iii) partners of a partnership, or (iv) directors, officers or substantial shareholders of a corporation, which, in each case, invests in Covered Securities, are required to obtain a determination from the Compliance Officer as to whether the accounts in question are Covered Accounts. In making any such determination, the Compliance Officer may rely on an opinion of counsel.

                                   APPENDIX B

         1. "Access person" means:

         (i) With respect to the Fund, any Trustee, officer or advisory person, as defined below, of the Fund;

         (ii) With respect to the Adviser, any director, officer or advisory person of the Adviser who, with respect to the Fund, makes any recommendation, participates in the determination of which recommendation shall be made, or whose principal function or duties relate to the determination of which recommendation shall be made to the Fund; or who, in connection with his or her other duties, obtains any information concerning recommendations being made by the Adviser to the Fund.

         2. "Advisory person" of the Fund and the Adviser means:

         (i) Any employee of any of them (or any company in a control relationship to any) who, in connection with his or her regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of a security by the Fund, or whose functions relate to the making of any recommendations with respect to such purchases or sales; and

         (ii) Any natural person in a control relationship to any of them who obtains information concerning recommendations made to the Fund with regard to the purchase or sale of a covered security by the Fund.